UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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URANIUM ENERGY CORP.
(Name of Registrant as Specified In Its Charter)

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URANIUM ENERGY CORP.
500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 24, 2013

Dear Stockholder:

            The annual meeting of stockholders (the "Annual Meeting") of Uranium Energy Corp. (the "Company") will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on July 24, 2013 at 11:00 a.m. (Vancouver time). At the Annual Meeting, stockholders will be asked to:

  elect Amir Adnani, Alan P. Lindsay, Harry L. Anthony, Ivan Obolensky, Vincent Della Volpe, David Kong and Katharine Armstrong to our Board of Directors;

  ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2013;

  approve the Company's 2013 Stock Incentive Plan;

  approve, on a non-binding advisory basis, the compensation of our named executive officers; and

  transact any other business properly brought before the Annual Meeting or any adjournment thereof.

            On or about June 7, 2013, the Company mailed to all stockholders of record, as of May 28, 2013, a Notice of Internet Availability of Proxy Materials (the "Notice"). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, Proxy Card and our Annual Report on Form 10-K for the fiscal year ended July 31, 2012, on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report on Form 10-K, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company's common stock at the close of business on May 28, 2013, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

            It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

            If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company's common stock will be verified against the list of stockholders of record as of May 28, 2013, prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of May 28, 2013, such as your most recent account statement prior to May 28, 2013, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani
Amir Adnani
President, Chief Executive Officer and a director

Dated:   June 7, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 24, 2013: The Proxy Statement, Annual Report on Form 10-K and Form of Proxy are available at www.proxyvote.com.

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URANIUM ENERGY CORP.
500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
To be held on July 24, 2013

THE ANNUAL MEETING

General

            This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Uranium Energy Corp. ("we", "us", "our" or the "Company") for use in connection with our annual meeting of our stockholders (the "Annual Meeting") to be held on July 24, 2013, at 11:00 a.m. (Vancouver time), at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

            In accordance with rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet. On or about June 7, 2013, the Company mailed to all stockholders of record, as of May 28, 2013 (the "Record Date"), a Notice of Internet Availability of Proxy Materials (the "Notice"). If you received only a Notice by mail, you will not receive a printed copy of the proxy materials.

            Please carefully review the Notice for information on how to access our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement and Proxy Card, available at www.proxyvote.com. You may also access our Annual Report on Form 10-K for our fiscal year ended July 31, 2012, including our financial statements for such period. However, our Annual Report on Form 10-K does not constitute any part of the material for the solicitation of proxies.

            The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

            If you received only a Notice by mail and would like to receive a printed copy of our proxy materials, including a Proxy Card, or a copy of our Annual Report on Form 10-K, you should follow the instructions for requesting such materials included in the Notice. There is no charge to you for requesting a paper copy of these documents.

            Our principal offices are located at 500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401 and 1111 West Hastings Street, Suite 320, Vancouver, British Columbia, Canada, V6E 2J3.

Manner of Solicitation and Expenses

            This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

            Our Board of Directors has fixed the close of business on May 28, 2013, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were approximately 85,510,046 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

            A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is one-third of our issued and outstanding shares of common stock as of the Record Date.

            In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

  shares represented by properly executed proxies for which no voting instruction has been given; and

  broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

            If you are a registered holder of shares of our common stock as of May 28, 2013, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under "Voting of Proxies". If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

            You can vote the shares that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

            You may revoke your proxy at any time before it is voted by:

(a)        filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Annual Meeting;

(b)        executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Annual Meeting; or

(c)        attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

            All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

            Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at 1111 West Hastings Street, Suite 320, Vancouver, British Columbia, Canada, V6E 2J3, Attention: Corporate Secretary.

Votes Required

            Proposal One - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

            Proposal Two - Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against the Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal.

            Proposal Three - Approval of 2013 Stock Incentive Plan: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the Company's 2013 Stock Incentive Plan. Stockholders may vote in favor or against the Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

            Proposal Four - Executive Compensation: The vote to approve the compensation of our named executive officers (commonly known as a "say-on-pay" vote) is advisory and, therefore, not binding on the Company, our Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor or against the Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Stockholder Proposals

            No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

            It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

No Rights of Appraisal

            There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Nevada, our certificate of incorporation or our bylaws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office and as named executive officers in respect of whose compensation the non-binding advisory vote on executive compensation will be held:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  each nominee for election as one of our directors; or

  any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information regarding the beneficial ownership of our common stock as of May 28, 2013, by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each executive officer, each director and all of our directors and executive officers as a group.

            The number of shares beneficially owned and the related percentages are based on 85,510,046 shares of common stock outstanding as of May 28, 2013.

            For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following May 28, 2013, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
Amir Adnani 320 - 1111 West Hastings Street Vancouver, British Columbia, Canada, V6E 2J3	2,820,112(2)	3.3%
Alan P. Lindsay 320 - 1111 West Hastings Street Vancouver, British Columbia, Canada, V6E 2J3	2,371,287(3)	2.7%
Harry L. Anthony 500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas, U.S.A., 78401	2,043,750(4)	2.4%
Ivan Obolensky 425 East 79th Street New York, New York, U.S.A., 10021	238,419(5)	*
Vincent Della Volpe 32 Evergreen Drive Lincoln Park, New Jersey, U.S.A., 07035	270,000(6)	*
David Kong 7440 Afton Drive Richmond, British Columbia, Canada, V7A 1A3	100,000(7)	*
Katharine Armstrong 919 Congress Avenue, Suite 1400 Austin, Texas, U.S.A., 78701	60,000(8)	*
Mark Katsumata 320 - 1111 West Hastings Street Vancouver, British Columbia, Canada, V6E 2J3	272,339(9)	*

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
All directors and executive officers as a group (8 persons)	8,175,907(10)	9.1%
Major Shareholders:
Huber Capital Management LLC 2321 Rosecrans Ave., Suite 3245 El Segundo, CA, U.S.A., 90245	12,638,377(11)	14.8%
BlackRock Inc. 40 East 52nd Street New York, NY, U.S.A., 10022	4,798,198(12)	5.6%

Notes:

*         Less than one percent.

(1)       Under Rule 13d-3 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of May 28, 2013, there were 85,510,046 shares of common stock of the Company issued and outstanding.

(2)       This figure represents (i) 1,837,478 shares of common stock, (ii) 3,000 shares of common stock held of record by Mr. Adnani's wife and (iii) 979,634 stock options to purchase shares of our common stock.

(3)       This figure represents (i) 1,142,787 shares of common stock, (ii) 163,500 shares of common stock held of record by Mr. Lindsay's wife and (iii) 1,065,000 stock options to purchase shares of our common stock. Mr. Lindsay is the father-in-law of Mr. Adnani.

(4)       This figure represents (i) 822,500 shares of common stock and (ii) 1,221,250 stock options to purchase shares of our common stock.

(5)       This figure represents (i) 18,419 shares of common stock and (ii) 220,000 stock options to purchase shares of our common stock.

(6)       This figure represents 270,000 stock options to purchase shares of our common stock.

(7)       This figure represents 100,000 stock options to purchase shares of our common stock.

(8)       This figure represents (i) 10,000 shares of common stock and (ii) 50,000 stock options to purchase shares of our common stock.

(9)       This figure represents (i) 4,839 shares of common stock and (ii) 267,500 stock options to purchase shares of our common stock.

(10)      This figure represents (i) 4,002,523 shares of common stock and (ii) 4,173,384 stock options to purchase shares of our common stock.

(11)      This information is based on a Form 13F filed with the SEC by Huber Capital Management LLC on May 14, 2013.

(12)      This information is based on a Schedule 13G filed with the SEC by BlackRock Inc. on February 11, 2013.

            We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may, at a subsequent date, result in a change in our control.

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PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

            Each of our directors is elected annually at the annual meeting of our stockholders and, upon his or her election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

            The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

            The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

            Amir Adnani, Alan P. Lindsay, Harry L. Anthony, Ivan Obolensky, Vincent Della Volpe, David Kong and Katharine Armstrong, each of whom is a current director, have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

            Our current directors and executive officers and their respective ages as of May 28, 2013, are as follows:

Name	Age	Position with the Company
Amir Adnani	35	President, Chief Executive Officer, Principal Executive Officer and a director
Alan P. Lindsay	62	Chairman and a director
Harry L. Anthony	65	Chief Operating Officer and a director
Ivan Obolensky	88	A director
Vincent Della Volpe	70	A director
David Kong	66	A director
Katharine Armstrong	60	A director
Mark Katsumata	47	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer

            The following describes the business experience of each of our directors, including other directorships held in reporting companies:

            Amir Adnani. Mr. Adnani is a founder of our Company and has served as the President, Chief Executive Officer and a director since January 2005. Under his leadership, our Company has become North America's newest uranium-producing company and the first uranium producer in the United States in more than seven years.

            Mr. Adnani also serves as a spokesman for the uranium industry before all major media, including the largest Asian, European and North American print media, network financial programming, business websites and news services. Recent articles and appearances include The Wall Street Journal, Bloomberg TV, CNBC, BNN, Forbes, Reuters, and The Globe and Mail. He is frequently invited to serve as a keynote speaker for major industry gatherings including the Milken Institute Global Conference, the World Nuclear Fuel Conference and the Mineral Exploration Roundup.  Casey Research, a resources-oriented investment research firm, recognizes Mr. Adnani as one of the top-ten leading mining industry entrepreneurs and executives.

            In addition, Mr. Adnani is co-founder of Brazil Resources Inc. and has served as a director and chairman of the board of this company since August 2010. Brazil Resources is a public company listed on the TSX Venture Exchange (the "TSX-V") that is exploring and developing projects in the emerging gold districts in Brazil. As an entrepreneur for many years, Mr. Adnani earlier built a communications firm serving public companies in the natural resources sector. He holds a Bachelor of Science degree from the University of British Columbia and serves on the university's Alumni Advisory Board. Mr. Adnani is not a director or officer of any other U.S. reporting company.

            The Board of Directors has concluded that Mr. Adnani should serve as a director given his involvement with our Company since its inception and his business experience prior to joining our Company.

            Alan P. Lindsay.  Mr. Lindsay is a co-founder of our Company and has served as Chairman of our Company since December 2005.  Mr. Lindsay continues to serve as a director of Terra Firma Resources Inc. listed on the TSX-V since August 2011 and as Chairman and a director of Bullfrog Gold Corp. listed on the OTCBB since July 2011.  Mr. Lindsay was a co-founder of MIV Therapeutics, Inc., a biomedical company focused on biocompatible coating technology for stents and medical devices, and served as a director from October 2001 to March 2010, and as Chief Executive Officer from October 2001 to January 2008. Mr. Lindsay was a co-founder of TapImmune Inc., a development stage biotechnology company, and served as Chairman and a director from December 2005 to July 2009.  Mr. Lindsay was a founder of Strategic American Oil Corporation (now known as Duma Energy Corp.), and served as an officer and director from April to July 2005 and from April 2007 to December 2010.

            Mr. Lindsay was a founder of Azco Mining Inc. (now known as Santa Fe Gold Corp.) and served as Chairman, President and Chief Executive Officer from 1992 to 2000.  Azco Mining Inc. was listed on the Toronto Stock Exchange in 1993 and on the American Stock Exchange in 1994.  Mr. Lindsay was a co-founder of Anatolia Minerals Development Limited (now known as Alacer Gold Corp.) and New Oroperu Resources Inc., two publicly traded companies with gold discoveries and listed on the Toronto Stock Exchange and TSX-V, respectively.  From 2005 to 2008, Mr. Lindsay served as a director of Hana Mining Ltd., a formerly public company listed on the TSX-V.

            The Board of Directors has concluded that Mr. Lindsay should serve as a director given that he is one of the co-founders of our Company and his involvement with our Company since its inception, and also given his business experience with other public companies.

            Harry L. Anthony. Mr. Anthony has been our Chief Operating Officer and a director since February 2006. Mr. Anthony has over 40 years of industrial, hydro-metallurgical experience; the past 35 years being in the uranium mining industry. From approximately 1997 to February, 2006, Mr. Anthony was a consultant, through Anthony Engineering Services, for several major uranium companies and international agencies, which duties generally included project evaluation, operations "trouble shooter" and technical and financial expert. From approximately 1990 through 1997, Mr. Anthony was a Senior Vice-President of Uranium Resources, Inc. ("URI"), where he managed all facets of operations and technical support to achieve production goals, drilling, ion exchange, reverse osmosis, software development and equipment design. Mr. Anthony's duties also included oversight of construction, technical aspects, daily operations of plants and wellfields, budget planning and forecasting, property evaluations and reserve estimations. Mr. Anthony also previously served as the Vice-President of Engineering/engineering manager of URI, and a project superintendent and project engineer for Union Carbide Corp. Mr. Anthony was on the board of directors of URI from 1984 through 1994. He is the author of several publications and the recipient of the awards "Distinguished Member of the South Texas Mineral Section of AIME -1987" and "1999 Outstanding Citizen of the Year - Kingsville Chamber of Commerce". Mr. Anthony received an M.S. in Engineering Mechanics in 1973 and a B.S. in Engineering Mechanics in 1969 from Pennsylvania State University. Mr. Anthony is not a director or officer of any other U.S. reporting company.

            The Board of Directors has concluded that Mr. Anthony should serve as a director given his involvement with our Company since 2006 and his over 30 years of experience in the uranium industry.

            Ivan Obolensky. Mr. Obolensky has served on our Board of Directors since April 2007. Mr. Obolensky has over 40 years of experience in investment banking as a supervisory financial analyst, with specific expertise in the defense, aerospace, oil and gas, nuclear power, metals and mining, publishing and high technology industries. He has also been a Senior Executive of several investment banks, including Sterling Grace & Co., Jesup, Josephthal & Co., Dominick and Dominick, Inc., Middendorf Colgate and CB Richard Ellis Moseley Hallgarten. From November 1990 to date, Mr. Obolensky has been a Senior Vice-President of Wellington Shields & Co. LLC, an investment bank and Member of the New York Stock Exchange. Mr. Obolensky is a Registered Investment Advisor and a long-time member of the New York Society of Security Analysts and the CFA Institute. As the 21-year President of the Josephine Lawrence Hopkins Foundation, he is also a Past Grand Treasurer of the Grand Lodge of the State of New York, where he presently serves as Chairman of its "watchdog" Financial Oversight Committee for the Masonic Brotherhood Foundation. Professionally, he has made frequent appearances as a guest of CNBC, CNNfn and Bloomberg TV. Mr. Obolensky is also a pro-active board member of several charitable organizations: The Children's Cancer & Blood Foundation; The Bouverie Audubon Preserve of Glen Ellen California; The Police Athletic League of New York City; and General "Blackjack" Pershing's Soldiers', Sailors', Marines', and Airmen's Club, where he is also Chairman and CEO. He is a graduate of Yale University and a Lieutenant (J.g.) US Naval Air Corps, USNR (Ret.).

            The Board of Directors has concluded that Mr. Obolensky should serve as a director given his involvement with our Company since 2007 and his over 40 years of experience as a financial analyst in investment banking.

            Vincent Della Volpe. Mr. Della Volpe has served on our Board of Directors since July 2007. Mr. Della Volpe has served as a professional money manager for over 35 years, including as a senior portfolio manager of pension funds for Honeywell Corporation and senior vice president of the YMCA Retirement fund in New York. Throughout his career Mr. Della Volpe has particularly focused on the management of energy and utility equity portfolios, and he also has experience managing venture capital investments. Mr. Della Volpe holds a Bachelor of Arts in Accounting and an MBA in finance, both from Seton Hall University. From 2006 to 2011, Mr. Della Volpe served as a director of Gold Canyon Resources, Inc., a junior natural resource company listed on the TSX-V.

            The Board of Directors has concluded that Mr. Della Volpe should serve as a director given his involvement with our Company since 2007 and his over 35 years of experience in the financial industry.

            David Kong. Mr. Kong became a director of our Company on January 5, 2011. Mr. Kong serves as a director of New Pacific Metals Corp., a public company listed on the Toronto Stock Exchange since November 2010, as a director of Silvercorp Metals Inc., a public company listed on the New York Stock Exchange and the Toronto Stock Exchange since November 2011 and as a director of Brazil Resources Inc., a public company listed on the TSX-V since October 2010. Mr. Kong served as a director of IDM International Limited, a public company listed on the Australian Stock Exchange from November 2011 to October 2012, as a director of Channel Resources Ltd., a public company listed on the TSX-V from July 2010 to June 2012 and as a director of Hana Mining Ltd., a formerly public company listed on the TSX-V from July 2010 to February 2013, when it was privatized. Mr. Kong holds a Bachelor in Business Administration and earned his Chartered Accountant designation in British Columbia in 1978 and his U.S. CPA (Illinois) designation in 2002. Mr. Kong was a partner at Ellis Foster, Chartered Accountants from 1981 to 2004, before merging with Ernst & Young LLP in 2005, where he was a partner until 2010. Mr. Kong is a certified director (ICD.D) of the Institute of Corporate Directors.

            The Board of Directors has concluded that Mr. Kong should serve as a director given his business experience, accounting and financial expertise.

            Katharine Armstrong. Ms. Armstrong became a director of our Company on June 1, 2012. Ms. Armstrong is highly knowledgeable regarding the natural resources and environment of the State of Texas. She was appointed to the Texas Parks and Wildlife Commission in 1999 by Governor George W. Bush, and was named Chairman in 2001 by Governor Rick Perry. The Texas Parks and Wildlife Department is the country's second-largest wildlife agency. Ms. Armstrong serves on several boards and advisory committees. Earlier she was active with the selection committee for the White House Fellows Program and as Vice-Chairman of the Dallas Zoological Society. Currently, she is a director of the Texas and Southwestern Cattle Raisers Association and the Texas Wildlife Association. She serves on the advisory board of the Harte Research Institute for Gulf of Mexico Studies at Texas A&M-Corpus Christi, and is a director of the Texas Watershed Management Foundation.

            The Board of Directors has concluded that Ms. Armstrong should serve as a director given her involvement with our Company since 2009 and her business experience prior to joining our Company.

            The following describes the business experience of the non-director executive officer of our Company:

            Mark Katsumata. Mr. Katsumata was a director of our Company and the Chairman of our Audit Committee from May 11, 2009 until January 5, 2011. Since January 5, 2011 Mr. Katsumata has served as our Secretary, Treasurer and Chief Financial Officer. Mr. Katsumata has served as a Chief Financial Officer and Vice President, Finance of several NYSE MKT LLC stock exchange (the "NYSE MKT"), Toronto Stock Exchange and TSX-V listed companies. Mr. Katsumata has over 20 years of experience related to the mining industry and has been a member in good standing of the Certified General Accountants' Association of British Columbia and Canada since 1997. During the past five years, Mr. Katsumata was the Chief Financial Officer of Candente Resource Corp., a Toronto Stock Exchange listed base and precious metals explorer, and the Chief Financial Officer/Vice President, Finance of each of Denison Mines Corp., an NYSE MKT and Toronto Stock Exchange listed uranium producer and explorer, and Fortress Minerals Corp., a TSX-V listed precious metals explorer.

Term of Office

            Our directors hold office until the next annual meeting of the stockholders or until the election and qualification of their successors. Officers are appointed by and serve at the discretion of the Board of Directors.

Family Relationships

            Alan P. Lindsay is the father-in-law of Amir Adnani.

Meetings of Directors During the Last Fiscal Year

            The Company's Board of Directors held five meetings in person during the fiscal year ended July 31, 2012. No director attended fewer than 80% of the total number of the meetings of the Board of Directors held during the fiscal year ended July 31, 2012. All directors attended 100% of the total number of meetings held by the committees on which he or she served during the fiscal year ended July 31, 2012.

            The Company does not have a formal policy with respect to director attendance at annual stockholders' meetings, however, all directors are encouraged to attend. All directors attended the 2012 annual meeting of stockholders in person or by teleconference.

Board Independence

            The Board of Directors has determined that Ivan Obolensky, Vincent Della Volpe, David Kong and Katharine Armstrong each qualify as independent directors under the listing standards of the NYSE MKT.

Committees of the Board of Directors

            Our Board of Directors currently has three board committees: an Audit Committee; a Compensation Committee; and a Corporate Governance and Nominating Committee. These committees operate pursuant to charters adopted in respect of each committee, copies of which are posted on the Company's website at www.uraniumenergy.com.

            The following sets forth information relating to the Company's board committees:

Audit Committee

            Our Audit Committee has been structured to comply with Rule 10A-3 under the Exchange Act. Our Audit Committee is comprised of David Kong, Ivan Obolensky and Vincent Della Volpe, all of whom meet the audit committee member independence standards of the NYSE MKT. Mr. Kong is the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Kong satisfies the criteria for an audit committee financial expert under Item 407(d)(5) of Regulation S-K of the rules of the SEC. Each Audit Committee member is able to read and understand fundamental financial statements, including the Company's consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows.

            The Audit Committee meets with management and our external auditors to review matters affecting the Company's financial reporting, the system of internal accounting and financial controls and procedures, audit procedures and audit plans. The Audit Committee reviews significant financial risks and any off balance sheet transactions and is involved in the appointment of senior financial executives.

            The Audit Committee is mandated to monitor our Company's audit and the preparation of financial statements and to review and recommend to the Board of Directors all financial disclosure contained in our Company's public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to the Audit Committee and to the Board of Directors. The Audit Committee and Board of Directors each have the authority to terminate the external auditor's engagement (subject to confirmation by our stockholders). The Audit Committee also approves in advance any permitted services to be provided by the external auditors which are not related to the audit.

            We will provide appropriate funding as determined by the Audit Committee to permit the Audit Committee to perform its duties and to compensate its advisors. The Audit Committee, at its discretion, has the authority to initiate special investigations and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Audit Committee to fulfill its duties.

            The Audit Committee discharged its mandate in respect of the fiscal year ended July 31, 2012, including the review and recommendation to our Board of Directors of all financial disclosure contained in our Company's public documents. The Audit Committee held four meetings in person during our fiscal year ended July 31, 2012. The Audit Committee met without Company management being present at its meeting with respect to the Company's fiscal year end.

Report of the Audit Committee

            The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended July 31, 2012 with the Company's management. In addition, the Audit Committee has discussed with the Company's independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP's communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP their independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended July 31, 2012, be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2012. The Audit Committee has selected Ernst & Young LLP to serve as the Company's Independent Registered Public Accounting Firm for the fiscal year ending July 31, 2013.

            By: David Kong, Ivan Obolensky and Vincent Della Volpe.

Compensation Committee

            The Compensation Committee is comprised of Vincent Della Volpe, Ivan Obolensky and Katharine Armstrong, all of whom qualify as independent directors under the NYSE MKT rules. Mr. Della Volpe is the Chairman of the Compensation Committee.

            The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of directors, executive officers and employees and providing advice on compensation structures in the various jurisdictions in which our Company operates. In addition, the Compensation Committee reviews and oversees our overall salary objectives and any significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options and incentive and deferred compensation benefits. The Compensation Committee held one meeting in person during our fiscal year ended July 31, 2012. The Compensation Committee acted without Company management's involvement during the fiscal year ended July 31, 2012.

Corporate Governance and Nominating Committee

            The Corporate Governance and Nominating Committee is comprised of Vincent Della Volpe, Ivan Obolensky and Katharine Armstrong, all of whom qualify as independent directors under the NYSE MKT rules. Mr. Della Volpe is the Chairman of the Corporate Governance and Nominating Committee.

            The Corporate Governance and Nominating Committee is responsible for developing an appropriate approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of our Company, including recommending director candidates, review of board procedures, size and organization and monitoring of senior management with respect to governance issues.

            The Corporate Governance and Nominating Committee identifies individuals believed to be qualified to become board members and recommends individuals to fill vacancies. There are no minimum qualifications for consideration for nomination to be a director of the Company. The Corporate Governance and Nominating Committee assesses all nominees using generally the same criteria. In nominating candidates, the Corporate Governance and Nominating Committee takes into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character, as well as the needs of the Company. The Corporate Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, and historically has not considered diversity as a major criterion for identifying director nominees.

            The Corporate Governance and Nominating Committee has performed a review of the experience, qualifications, attributes and skills of our Company's current directors who are nominated for reelection, and believes that such persons possess a variety of complementary skills and characteristics, including the following:

  personal characteristics, including leadership, character, integrity, accountability, sound business judgment and personal reputation;

  successful business or professional experience;

  various areas of expertise or experience, including financial, strategic and general management;

  willingness and ability to commit the necessary time to fully discharge the responsibilities of a director in connection with the affairs of the Company; and

  a demonstrated commitment to the success of the Company.

            For a discussion of the specific backgrounds and qualifications of our current directors and nominees, see "Directors and Executive Officers" in this Proxy Statement.

            The Corporate Governance and Nominating Committee considers nominees recommended by stockholders if such recommendations are made in writing to the Corporate Governance and Nominating Committee and evaluates nominees for election in the same manner whether the nominee has been recommended by a stockholder or otherwise. To recommend a nominee, please write to the Company's Corporate Governance and Nominating Committee, c/o Uranium Energy Corp., at 1111 West Hastings Street, Suite 320, Vancouver, British Columbia, Canada, V6E 2J3.

            The Corporate Governance and Nominating Committee held one meeting in person during our fiscal year ended July 31, 2012. The Corporate Governance and Nominating Committee acted without Company management's involvement during the fiscal year ended July 31, 2012.

Stockholder Communications

            Stockholders may contact an individual director, the Board of Directors as a group or a specified board committee or group, including any non-employee directors as a group, either by (i) writing to Uranium Energy Corp., at 1111 West Hastings Street, Suite 320, Vancouver, British Columbia, Canada, V6E 2J3, Attention: Corporate Secretary or (ii) sending an e-mail message to info@uraniumenergy.com.

            Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to the appropriate committee of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Code of Business Conduct and Ethics Policy

            We have adopted a Code of Business Conduct and Ethics Policy that applies to all directors and officers. The code describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Business Conduct and Ethics Policy sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

    honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    compliance with applicable governmental laws, rules and regulations;

    the prompt internal reporting of violations of the code to the appropriate person or persons identified in the code; and

    accountability for adherence to the code.

            A copy of our Code of Business Conduct and Ethics Policy can be viewed on our website at the following URL: http://www.uraniumenergy.com/about_us/corporate_governance/code_of_ethics/.

Involvement in Certain Legal Proceedings

            Except as disclosed in this Proxy Statement, during the past ten years none of the following events have occurred with respect to any of our directors or executive officers:

1.       a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.       such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.       such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(a)       acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(b)       engaging in any type of business practice; or

(c)       engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.       such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above, or to be associated with persons engaged in any such activity;

5.       such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6.       such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.       such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(a)       any Federal or State securities or commodities law or regulation;

(b)       any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(c)       any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.       such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

            There are currently no material legal proceedings to which any of our directors or executive officers is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Certain Relationships and Related Party Transactions

            Except for the transactions described below, since the beginning of our fiscal year ended July 31, 2012, none of our directors, nominees for director, officers or principal stockholders, nor any immediate family members of the foregoing, has or have any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which our Company was or is to be a participant and in which the amount involved exceeds $120,000.

            During the fiscal year ended July 31, 2012, the Company had transactions with certain directors and officers of the Company as follows:

  incurred $126,373 in general and administrative costs paid to a company controlled by a direct family member of a current officer and director (Mr. Adnani); and

  incurred $220,000, with an additional $66,667 in prepaid expenses, in consulting fees paid to a company controlled by a former director (Mr. Essiger, who resigned as a director effective June 1, 2012).

            During the fiscal year ended July 31, 2011, the Company had transactions with certain directors and officers of the Company as follows:

  incurred $122,701 in general and administrative costs paid to companies controlled by a direct family member of a current officer and director (Mr. Adnani); and

  incurred $221,680 in finder's fees related to private placements and expenses associated with administrative services paid to a company controlled by a former director (Mr. Essiger, who resigned as a director effective June 1, 2012).

            Amounts owing to related parties are unsecured, non-interest bearing and without specific terms of repayment.

            Our Audit Committee is charged with reviewing and approving all related party transactions and reviewing and making recommendations to the Board of Directors or approving any contracts or other transactions with any of our current or former executive officers.

Conflicts of Interest

            To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

            Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC. Based on our review of the reports furnished to us by our officers, directors and greater than ten percent stockholders, we believe that all such reports were timely filed during the fiscal year ended July 31, 2012, within two business days as required by the SEC, except as follows:
Name	Number of Late Reports	Number of Transactions Not Reported on Timely Basis
Amir Adnani	1	1 (option grant)
Alan P. Lindsay	1	1 (option grant)
Harry L. Anthony	1	1 (option grant)
Mark Katsumata	1	1 (option grant)
Ivan Obolensky	1	1 (option grant)
Vincent Della Volpe	1	1 (option grant)
David Kong	1	1 (option grant)
Erik Essiger (former director)	1	1 (option grant)

Board Leadership Structure and Role in Risk Oversight

            Amir Adnani serves as our President and Chief Executive Officer and Alan P. Lindsay serves as the Chairman of our Board of Directors. Our Board of Directors takes an active role in risk oversight of our Company. Our executive officers report any significant risks that come to their attention to our Board of Directors. Our Audit Committee reviews significant financial risks and reports them to our Board of Directors as well.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

            The Compensation Committee of our Board of Directors is responsible for establishing and administering the Company's executive and director compensation.

            The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company. The independence of the Compensation Committee members is re-assessed annually by the Company.

            The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  review and approve the Company's compensation guidelines and structure;

  review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

  review and approve on an annual basis the evaluation process and compensation structure for the Company's other officers, including salary, bonus, incentive and equity compensation; and

  periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors.

            The Compensation Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board of Directors for approval all compensation policies and compensation programs for the executive team.

            The Compensation Committee did not retain an independent executive compensation advisory firm in the previous two years. In May 2012, the Compensation Committee retained Global Governance Advisors Inc. ("GGA"), an independent executive compensation advisory firm, as its primary executive compensation consultant, to assist the Board of Directors to develop additional compensation governance practices. GGA's engagement is discussed further on page 24 of this Proxy Statement.

Overview of Executive Compensation Program

            The Company recognizes that people are our primary asset and our principal source of competitive advantage. In order to recruit, motivate and retain the most qualified individuals as senior executive officers, the Company strives to maintain an executive compensation program that is competitive in the mining industry, which is a competitive, global labor market. In assessing the competitiveness of executive compensation packages, including for the purposes of considering increases in base salaries and bonus awards, the Company considered the compensation practices of a comparative group of uranium-focused public companies chosen based upon factors such as size (market capitalization and assets), stage of operations (pre-production to production, given that the Company entered into production in fiscal 2011), and primary location of operations (North America), with a view to providing a spectrum of compensation data.

            The Compensation Committee's compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Compensation Committee compensates executive management primarily through base salary and equity compensation designed to be competitive with comparable companies, and to align management's compensation with the long-term interests of shareholders. In determining an executive management's compensation, the Compensation Committee also takes into consideration the financial condition of the Company and discussions with the executive.

            In order to accomplish our goals and to ensure that the Company's executive compensation program is consistent with its direction and business strategy, the compensation program for our senior executive officers is based on the following objectives:

  to attract, motivate, retain and reward a knowledgeable and driven management team and to encourage them to attain and exceed performance expectations within a calculated risk framework; and

  to reward each executive based on individual and corporate performance and to incent such executives to drive the organization's current growth and sustainability objectives.

            The following key principles guide the Company's overall compensation philosophy:

  compensation is designed to align executives to the critical business issues facing the Company;

  compensation should be fair and reasonable to shareholders and be set with reference to the local market and similar positions in comparable companies;

  a substantial portion of total compensation is at-risk and linked to individual efforts, as well as divisional and corporate performance. This ensures the link between executive pay and business performance;

  an appropriate portion of total compensation should be equity-based, aligning the interests of executives with shareholders; and

  compensation should be transparent to the board, executives and shareholders.

Compensation Elements and Rationale

            There are three basic components to the Company's executive compensation program: base salary; short-term incentive cash awards; and long-term incentive equity compensation.

Base Salary

            Base salary is the foundation of the compensation program and is intended to compensate competitively relative to comparable companies within our industry and the marketplace where we compete for talent. Base salary is a fixed component of the compensation program and is used as the base to determine elements of incentive compensation and benefits. The Company has conducted an internal survey of companies within our industry and has found our annual base salaries to be aligned competitively with those within the peer group identified by the Company.

Short-Term Incentive (Cash)

            The short-term incentive plan is a variable component of compensation and has the objective to motivate the executive officers to achieve pre-determined objectives and to provide a means to reward the achievement of corporate milestones and fulfillment of the annual business plan. During the fiscal years 2008 and 2009, the Company did not award any short-term incentives, which we considered appropriate due to the decline of the global capital markets. As the Company transitioned to a producing company in 2010, we formalized a process for the award of short-term incentives and set goals for our executive officers based on the achievement of corporate, divisional and individual objectives. Since 2010, as significant corporate milestones were achieved by the Company, short-term incentive compensation awards became a more significant element of the overall executive officer compensation program.

Long-Term Incentive (Equity)

            The Company's long-term incentive program provides for the granting of stock options to senior executive officers to both motivate executive performance and retention, as well as align executive officer performance to shareholder value creation. In awarding long-term incentives, the Company compares the long-term incentive program to that of comparable companies within our industry and evaluates such factors as the number of options available under its Stock Incentive Plan and the number of options outstanding relative to the number of shares outstanding. The Company has historically sought to award stock options on a competitive basis based on a comparison with comparable companies. The Company has conducted an internal survey of companies within our industry and has found our long-term incentive program to be aligned competitively with those within the peer group identified by the Company. Each long-term incentive grant is based on the level of the position, internal equity and overall market competitiveness.

            Options have a term of up to 10 years and, generally, not more than one-quarter vest each six month period during a term of not less than two years, with the exception of directors and officers, whose granted options vest immediately. No director or officer exercised any options while holding office during the fiscal year ended July 31, 2012. The Compensation Committee takes into consideration previous grants when it considers new grants of options.

            The Board of Directors fixes the exercise price of the options at the time of the grant at the NYSE MKT closing price of our common shares.

            The following table summarizes the pay mix by executive and illustrates the percentage of fixed versus at-risk pay over the last three fiscal years:

Name and Principal Position	Period	Base Salary (%)	Cash Bonus (STIP) (%)	Stock Options (LTIP) (%)	At-Risk Pay (STIP + LTIP) (%)
Amir Adnani, President and Chief Executive Officer	2012	46%	32%	22%	54%
	2011	32%	24%	44%	68%
	2010	31%	15%	54%	69%
Harry L. Anthony, Chief Operating Officer	2012	42%	34%	24%	58%
	2011	28%	25%	46%	72%
	2010	29%	16%	55%	71%
Mark Katsumata, Secretary, Treasurer and Chief Financial Officer(1)	2012	51%	16%	33%	49%
	2011	41%	0%	59%	59%
	2010	N/A	N/A	N/A	N/A
Pat Obara, former Secretary, Treasurer and Chief Financial Officer(2)	2012	N/A	N/A	N/A	N/A
	2011	17%	24%	59%	83%
	2010	30%	11%	59%	70%

Notes:

(1)        Mr. Katsumata was appointed Chief Financial Officer, Secretary and Treasurer of our Company effective January 5, 2011.

(2)       Mr. Obara resigned as Chief Financial Officer, Secretary and Treasurer of our Company effective January 5, 2011.

Non-Cash Compensation

            The Company provides standard health benefits to its executives, including medical, dental and disability insurance.

            Overall, non-cash compensation is intended to provide a similar level of benefits as those provided by comparable companies within our industry.

Review of Senior Executive Officer Performance

            The Compensation Committee reviews, on an annual basis, the overall compensation package for our senior executive officers and evaluates executive officer performance relative to corporate goals. The Compensation Committee has the opportunity to meet with the senior executive officers at various times during the year, which assists the Compensation Committee in forming its own assessment of each individual's performance.

            In determining the compensation for the senior executive officers, the Compensation Committee considered compensation paid to other executive officers of other companies within the industry, the executive's performance in meeting goals, the complexity of the management position and the experience of the individual.

            When reviewing the executive's performance for the fiscal year ended July 31, 2012, the Compensation Committee took into consideration both individual and corporate performance levels.

            This year's executive performance targets were:

  successful ramp-up of production;

  advancement of the Company's projects;

  significant property acquisitions; and

  corporate performance.

            The following milestones were attained by the Company as a result of the success of the executives meeting their performance targets:

  achieved production ramp-up at Palangana, the Company's first ISR mine in South Texas; defined two new production areas bringing the total number of production areas at Palangana to five, with production areas 1 and 2 being online with uranium recovery; advanced permitting for production areas 3, 4 and 5;

  recorded first revenues of US$13.8 million from uranium sales for the fiscal year ended July 31, 2012;

  cleared the way for development and production at Goliad, the Company's second ISR mine in South Texas, with concurrence from the regional EPA on Goliad's aquifer exemption;

  completed a public offering of shares for gross proceeds of approximately $22.5 million;

  completed strategic acquisitions in South Texas, within close proximity to the Company's Hobson uranium processing facility, of the Burke Hollow project, a 17,510 acre uranium property located in eastern Bee County, and the Channen project, a 10,704 acre uranium property located in Goliad County;

  acquired the Yuty project, a 740,000 acre uranium property directly south of the Company's Coronel Oviedo project in the Republic of Paraguay;

  acquired the Slick Rock project, a 4,858 acre uranium property located in San Miguel County, Colorado;

  completed strategic acquisitions in Arizona of the Anderson project, a 7,581 acre uranium property located in Yavapai County, and the Workman Creek project, a 3,520 acre uranium property located in Gila County; verified and expanded the resource for both projects with the release of technical reports prepared in accordance with the provisions of National Instrument 43-101, Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators; and

  addition to the Russell 2000 and Russell 3000 indexes.

Alan Lindsay, Chairman of the Board

            Alan P. Lindsay serves as the Company's Chairman and a director and is retained accordingly on a yearly basis. Mr. Lindsay is compensated on a monthly basis at a rate of $6,000 per month.

            The Company's compensation policy for Mr. Lindsay is based on comparisons of other companies' remunerations made to their Chairmen and the value of Mr. Lindsay's expertise to the Company.

Amir Adnani, President and Chief Executive Officer

            Amir Adnani is retained according to an executive services agreement with our Company, and his compensation for serving as an executive officer of the Company is disclosed below in the "Summary Compensation Table".

            The Company's compensation policy for Mr. Adnani is based on comparisons of other companies' remunerations made to their Presidents and Chief Executive Officers and the value of Mr. Adnani's expertise to the Company.

            As shown in the Director Compensation Table below, Mr. Adnani does not receive additional compensation in connection with his service as a director of the Company.

Harry L. Anthony, Chief Operating Officer

            Harry L. Anthony is retained according to an executive services agreement with our Company, and his compensation for serving as Chief Operating Officer of the Company is disclosed below in the "Summary Compensation Table".

            The Company's compensation policy for Mr. Anthony is based on comparisons of other companies' remunerations made to their Chief Operating Officers and the value of Mr. Anthony's expertise to the Company.

            As shown in the Director Compensation Table below, Mr. Anthony does not receive additional compensation in connection with his service as a director of the Company.

Mark Katsumata, Chief Financial Officer

            Mark Katsumata is retained according to an executive services agreement with our Company, and his compensation for serving as Chief Financial Officer of the Company is disclosed below in the "Summary Compensation Table".

            The Company's compensation policy for Mr. Katsumata is based on comparisons of other companies' remunerations made to their Chief Financial Officers and the value of Mr. Katsumata's expertise to the Company.

Pension Benefits

            None.

Non-Qualified Deferred Compensation

            None.

Retirement, Resignation or Termination Plans

            Officers with contracts for services have notice requirements which permit pay in lieu of notice.

            Each of Messrs. Adnani's, Anthony's and Katsumata's contracts contemplates the case of termination due to various provisions whereby they will each receive various severance payments, as described below under the heading "Executive Services Agreements".

Compensation and Risk

            We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. We have taken steps to ensure our executive compensation program does not incent risk outside the Company's risk appetite. Some of the key ways that we currently manage compensation risk are as follows:

  appointing a Compensation Committee which is composed entirely of independent directors to oversee the executive compensation program;

  the use of deferred equity compensation in the form of stock options to encourage a focus on long-term corporate performance versus short-term results;

  disclosure of executive compensation to stakeholders;

  use of discretion in adjusting bonus payments up or down as the Compensation Committee deems appropriate; and

  adoption of say-on-pay.

            Consistent with good governance practices, the Compensation Committee retained an independent compensation advisor, GGA, to provide advice on the structure and levels of compensation for our executive officers and directors and to undertake a comprehensive review of our incentive plans in 2012.

Consideration of Most Recent Shareholder Advisory Vote on Executive Compensation

            As required by Section 14A of the Exchange Act, at our 2012 Annual Meeting of Stockholders our stockholders voted, in an advisory manner, on a proposal to approve our named executive officer compensation. This was our most recent stockholder advisory vote to approve named executive officer compensation. The proposal was approved by our stockholders, receiving approximately 94.1% of the vote of the stockholders present in person or represented by proxy and voting at the meeting. We considered this vote to be a ratification of our current executive compensation policies and decisions and, therefore, did not make any significant changes to our executive compensation policies and decisions based on the vote.

Compensation Committee Interlocks and Insider Participation

            No person who served as a member of our Compensation Committee during our fiscal year ended July 31, 2012, was a current or former officer or employee of our Company or engaged in certain transactions with our Company required to be disclosed by regulations of the SEC. Additionally, during our fiscal year ended July 31, 2012, there were no Compensation Committee "interlocks," which generally means that no executive officer of our Company served: (a) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a member of our Company's Compensation Committee; (b) as a director of another entity which had an executive officer serving as a member of our Company's Compensation Committee; or (c) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a director of our Company.

Compensation Committee Report

            The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis with Company management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis be included in this Proxy Statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

            By: Vincent Della Volpe, Ivan Obolensky and Katharine Armstrong.

Summary Compensation Table

            The following table sets forth the compensation paid to our Chief Executive Officer, Chief Financial Officer and those executive officers that earned in excess of $100,000 during the years ended July 31, 2012, 2011 and 2010 (each a "Named Executive Officer"):

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards	Options Awards(2)	Non-Equity Incentive Plan Compen- sation	Non-Qualified Deferred Compen-sation Earnings	All Other Compen- sation	Total(3)

Amir Adnani,	2012	$387,005	$270,000	$-	$185,382	$-	$-	$-	$842,387
President and	2011	334,630	250,000	-	463,737	-	-	-	1,048,367
Chief Executive Officer	2010	279,741	140,000	-	490,000	-	-	-	909,741

Harry L. Anthony,	2012	327,346	270,000	-	185,382	-	-	-	782,727
Chief Operating Officer	2011	283,741	250,000	-	463,737	-	-	-	997,478
	2010	258,365	140,000	-	490,000	-	-	-	888,365

Mark Katsumata,(4)	2012	156,851	49,574	-	102,990	-	-	-	309,415
Secretary, Treasurer and	2011	88,019	-	-	125,209	-	-	-	213,228
Chief Financial Officer	2010	-	-	-	-	-	-	-	-

Pat Obara,(5)	2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
former Secretary, Treasurer	2011	78,347	114,677	-	278,242	-	-	-	471,266
and Chief Financial Officer	2010	147,774	56,000	-	294,000	-	-	-	497,774

Notes:
(1)

These amounts represent fees paid by us to the Named Executive Officers during the year pursuant to various employment and consulting services agreements, as between us and the Named Executive Officers, which are more particularly described below.

(2)	These amounts represent the fair value of these options at the date of grant which was estimated using the Black-Scholes option pricing model.
(3)	The Company did not record any non-equity incentive compensation plan expense, non-qualified deferred compensation expense or other compensation expense for the Named Executive Officers.
(4)	Mr. Katsumata was appointed as Secretary, Treasurer and Chief Financial Officer of our Company effective January 5, 2011.
(5)	Mr. Obara resigned as Secretary, Treasurer and Chief Financial Officer and was appointed as Vice President, Administration of our Company effective January 5, 2011.

            We granted options to purchase shares of our common stock to the Named Executive Officers in the fiscal year ended July 31, 2012, as follows:

Grants of Plan Based Awards

	Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise Price of Option Awards	Grant Date Fair Value of Stock and Option Awards

Name	Grant Date	Threshold	Target	Maximum

Amir Adnani	September 26, 2011	-	-	-	-	90,000	$2.78	$185,382
Harry L. Anthony	September 26, 2011	-	-	-	-	90,000	2.78	185,382
Mark Katsumata	September 26, 2011	-	-	-	-	50,000	2.78	102,990

            The following table sets forth information as at July 31, 2012, relating to options that have been granted to the Named Executive Officers:

Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested

Amir Adnani	202,500	-	-	$0.33	December 20, 2015	-	$-	$-	$-
	225,000	-	-	0.45	January 1, 2017	-	-	-	-
	250,000	-	-	0.45	April 7, 2018	-	-	-	-
	250,000	-	-	2.40	August 26, 2019	-	-	-	-
	250,000	-	-	2.43	August 13, 2020	-	-	-	-
	90,000	-	-	2.78	September 26, 2021	-	-	-	-

Harry L. Anthony	202,500	-	-	0.33	December 20, 2015	-	-	-	-
	72,500	-	-	0.33	February 1, 2016	-	-	-	-
	225,000	-	-	0.45	January 1, 2017	-	-	-	-
	250,000	-	-	0.45	April 7, 2018	-	-	-	-
	250,000	-	-	2.40	August 26, 2019	-	-	-	-
	250,000	-	-	2.43	August 13, 2020	-	-	-	-
	90,000	-	-	2.78	September 26, 2021	-	-	-	-

Mark Katsumata	75,000	-	-	1.50	May 8, 2019	-	-	-	-
	75,000	-	-	2.40	August 26, 2019	-	-	-	-
	67,500	-	-	2.43	August 13, 2020	-	-	-	-
	50,000	-	-	2.78	September 26, 2021	-	-	-	-

            The following table sets forth the value realized on options exercised and stock awards vested for the Named Executive Officers for the fiscal year ended July 31, 2012:

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Amir Adnani	Nil	N/A	N/A	N/A

Harry L. Anthony	Nil	N/A	N/A	N/A

Mark Katsumata	Nil	N/A	N/A	N/A

No Pension Benefits

            The Company does not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Nonqualified Deferred Compensation

            The Company does not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Director Compensation

            Directors receive cash compensation for their services as such, as well as options. The number of options granted to each director is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry.

            The following table sets forth information relating to compensation paid to our directors in the fiscal year ended July 31, 2012:

Director Compensation Table

					Non-Qualified
	Fees Earned			Non-Equity	Deferred
	Or Paid In	Stock	Options	Incentive Plan	Compensation	All Other
Name(1)	Cash	Awards	Awards(2)	Compensation	Earnings	Compensation	Total

Alan P. Lindsay	$108,000	$-	$51,495	$-	$-	$-	$159,495
David Kong	38,439	-	51,495	-	-	-	89,934
Erik Essiger(3)	36,403	-	51,495	-	-	-	87,898
Ivan Obolensky	30,000	-	51,495	-	-	-	81,495
Vincent Della Volpe	30,000	-	51,495	-	-	-	81,495
Katharine Armstrong(4)	3,333	-	-	-	-	-	3,333

Notes:

(1)        Information for Amir Adnani and Harry Anthony is included in the Summary Compensation Table for Named Executive Officers and is not reported in the Director Compensation section of this Proxy Statement.

(2)        This amount represents the fair value of options at the date of grant or repriced during the year, estimated using the Black-Scholes option pricing model.

(3)        Erik Essiger resigned from the Board of Directors effective June 1, 2012.

(4)        Katharine Armstrong was appointed to the Board of Directors effective June 1, 2012.

            As of July 31, 2012, our directors held options to acquire an aggregate of 4,430,000 shares of our common stock as follows: Alan P. Lindsay - 1,065,000 options; Amir Adnani - 1,267,500 options; Harry L. Anthony - 1,340,000 options; Erik Essiger - 167,500 options, Ivan Obolensky - 220,000 options; Vincent Della Volpe - 270,000 options; and David Kong - 100,000 options.

            Alan P. Lindsay serves as the Company's Chairman and a director and is retained accordingly on a yearly basis. Mr. Lindsay is compensated on a monthly basis at a rate of $6,000 per month.

            Amir Adnani serves as the Company's Chief Executive Officer, President and a director, and Harry L. Anthony serves as the Company's Chief Operating Officer and a director. Messrs. Adnani and Anthony are retained according to their Further Restated and Amended Executive Services Agreements and their compensation for serving as executive officers of the Company is disclosed above in the "Summary Compensation Table". Messrs. Adnani and Anthony do not receive additional compensation in connection with their service as directors of the Company.

            Ivan Obolensky, Vincent Della Volpe, David Kong and Katharine Armstrong are independent directors of the Company. Mr. Kong serves as Chairman of the Company's Audit Committee and Mr. Della Volpe serves as Chairman of the Company's Compensation Committee and as Chairman of the Company's Corporate Governance and Nominating Committee. The independent directors are retained on a yearly basis for their services and are paid quarterly based on annual retainer fees as follows:

  Ivan Obolensky ($20,000 per year);

  Vincent Della Volpe ($20,000 per year);

  David Kong (CAD$25,000 per year); and

  Katharine Armstrong ($20,000 per year).

            The amounts listed above are all-inclusive retainer fees and there are no additional committee and/or chairmanship fees or meeting attendance fees above and beyond such annual retainer fees.

            In addition to such retainers, from time to time directors may receive bonus payments or options, which are granted on a discretionary basis. The amount of any bonus payments or the number of options granted is based on the experience of the director, time spent on Company matters and a comparison of the compensation paid to other directors of companies in the industry.

            Standard retainer amounts paid to directors, as well as any bonus payments or options, are determined by the Company's Compensation Committee and ratified by the Board of Directors.

Directors' and Officers' Insurance

            The Company has purchased a policy of insurance for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of the Company, or its subsidiaries, as the case may be. The amount of premium paid with respect to this policy for the fiscal year ended July 31, 2012, was $65,000. The policy does not specify that any part of the premium is paid in respect of either directors as a group or officers as a group. The entire premium is paid by the Company. The current annual policy limit is $10,000,000 subject to a deductible of up to $100,000 per claim and $250,000 per securities claim.

Executive Services Agreements

Adnani Executive Services Agreement

            On July 23, 2009, our Board of Directors approved the entering into of an executive services agreement with Amir Adnani Corp. ("Adnani Corp."), with a term expiring on July 23, 2012 (such agreement, as amended by certain letter agreements thereto, dated for reference effective as at July 1, 2010 and February 1, 2012, respectively, is referred to herein as the "Adnani Agreement"). The Adnani Agreement remains in effect, because it is subject to automatic renewal on a three-month to three-month term renewal basis unless either the Company or Adnani Corp. provides written notice not to renew the Adnani Agreement no later than 90 days prior to the end of the then-current term.

            Pursuant to the terms and provisions of the Adnani Agreement: (a) through Adnani Corp., Mr. Adnani shall continue to provide duties to us commensurate with his current executive positions as our President and Chief Executive Officer; and (b) we shall pay to Adnani Corp. a monthly fee of $23,170.

            If the Company elects to not renew the Adnani Agreement, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a severance package to Adnani Corp. as follows: (a) a cash payment equating to an aggregate of four months of the then monthly fee for each full year, and any portion thereof, of the initial term and any renewal period during which the Adnani Agreement was in force and effect and during which Adnani Corp. rendered services thereunder, payable by the Company to Adnani Corp. within 14 calendar days of the effective termination date; (b) any expense payment reimbursements which would then be due and owing by the Company to Adnani Corp. to the effective termination date, payable within 14 calendar days of the effective termination date (the "Adnani Outstanding Expense Reimbursements"); (c) any pro rata and unused vacation pay which would then be due and owing by the Company to Mr. Adnani to the effective termination date and payable within 14 calendar days of the effective termination date (the "Adnani Outstanding Vacation Pay"); (d) subject to applicable provisions of the Adnani Agreement, all of Adnani Corp.'s and Mr. Adnani's then issued and outstanding and vested options in and to the Company as at the effective termination date are exercisable for a period of one year from the effective termination date (the "Adnani Options Extension"); and (e) confirmation that all of Adnani Corp.'s and Mr. Adnani's then benefits coverage would be extended to Mr. Adnani for a period ending two years from the effective termination date (the "Adnani Benefits Extension").

            If the Company elects to terminate the Adnani Agreement without just cause, or if Adnani Corp. terminates the Adnani Agreement for just cause, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a severance package to Adnani Corp. as follows: (a) a cash payment equating to an aggregate of 24 months, payable by the Company to Adnani Corp. within 14 calendar days of the effective termination date; (b) all Adnani Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Adnani Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension commencing on the effective termination date; and (e) the Adnani Benefits Extension commencing on the effective termination date.

            If Adnani Corp. elects to terminate the Adnani Agreement either (i) in connection with a change in control of the Company or (ii) if Mr. Adnani's position as Chief Executive Officer of the Company is terminated by the Company, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a severance package to Adnani Corp. as follows: (a) a cash payment equating to an aggregate of 18 months, payable by the Company to Adnani Corp. within 14 calendar days of the effective termination date; (b) all Adnani Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Adnani Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension commencing on the effective termination date; and (e) the Adnani Benefits Extension commencing on the effective termination date.

            If Adnani Corp. elects to terminate the Adnani Agreement, except for just cause, in connection with a change in control or if Mr. Adnani's position as Chief Executive Officer is terminated by the Company, each as described above, Adnani Corp. is not entitled to a severance package. In addition, if the Company terminates the Adnani Agreement for just cause, Adnani Corp. is not entitled to a severance package.

            The Adnani Agreement will be deemed terminated on the 30th calendar day following the death or disability of Mr. Adnani, in which case the Company shall be obligated to provide a severance package to Adnani Corp. or Mr. Adnani's estate as follows, provided that Adnani Corp. is or was in compliance with the relevant terms and conditions of the Adnani Agreement: (a) a cash payment equating to an aggregate of 12 months, payable by the Company to Adnani Corp. or Mr. Adnani's estate within 14 calendar days of the effective termination date; (b) all Adnani Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Adnani Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; and (d) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension commencing on the effective termination date.

Anthony Executive Services Agreement

            On July 23, 2009, our Board of Directors approved the entering into of an executive services agreement with Harry Anthony, with a term expiring on July 23, 2012 (the "Anthony Agreement"). The Anthony Agreement remains in effect, because it is subject to automatic renewal on a three-month to three-month term renewal basis unless either the Company or Mr. Anthony provides written notice not to renew the Anthony Agreement no later than 90 days prior to the end of the then-current term.

            Pursuant to the terms and provisions of the Anthony Agreement: (a) Mr. Anthony shall provide duties to us commensurate with his executive position as our Chief Operating Officer; and (b) we shall pay to Mr. Anthony a monthly fee of $23,170.

            If the Company elects to not renew the Anthony Agreement, and provided that Mr. Anthony is in compliance with the relevant terms and conditions of the Anthony Agreement, the Company shall be obligated to provide a severance package to Mr. Anthony as follows: (a) a cash payment equating to an aggregate of four months of the then monthly fee for each full year, and any portion thereof, of the initial term and any renewal period during which the Anthony Agreement was in force and effect and during which Mr. Anthony rendered services thereunder, payable by the Company to Mr. Anthony within 14 calendar days of the effective termination date; (b) any expense payment reimbursements which would then be due and owing by the Company to Mr. Anthony to the effective termination date, payable within 14 calendar days of the effective termination date (the "Anthony Outstanding Expense Reimbursements"); (c) any pro rata and unused vacation pay which would then be due and owing by the Company to Mr. Anthony to the effective termination date and payable within 14 calendar days of the effective termination date (the "Anthony Outstanding Vacation Pay"); (d) subject to applicable provisions of the Anthony Agreement, confirmation that all of Mr. Anthony's then issued and outstanding and vested options in and to the Company as at the effective termination date are exercisable for a period of one year from the effective termination date (the "Anthony Options Extension"); and (e) confirmation that all of Mr. Anthony's then benefits coverage would be extended to Mr. Anthony for a period ending two years from the effective termination date (the "Anthony Benefits Extension").

            If the Company elects to terminate the Anthony Agreement without just cause, or if Mr. Anthony terminates the Anthony Agreement for just cause, and provided that Mr. Anthony is in compliance with the relevant terms and conditions of the Anthony Agreement, the Company shall be obligated to provide a severance package to Mr. Anthony as follows: (a) a cash payment equating to an aggregate of 24 months, payable by the Company to Mr. Anthony within 14 calendar days of the effective termination date; (b) all Anthony Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Anthony Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Anthony Agreement, the Anthony Options Extension commencing on the effective termination date; and (e) the Anthony Benefits Extension commencing on the effective termination date.

            If Mr. Anthony elects to terminate the Anthony Agreement either (i) in connection with a change in control of the Company or (ii) if Mr. Anthony's position as Chief Operating Officer of the Company is terminated by the Company, and provided that Mr. Anthony is in compliance with the relevant terms and conditions of the Anthony Agreement, the Company shall be obligated to provide a severance package to Mr. Anthony as follows: (a) a cash payment equating to an aggregate of 18 months, payable by the Company to Mr. Anthony within 14 calendar days of the effective termination date; (b) all Anthony Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Anthony Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Anthony Agreement, the Anthony Options Extension commencing on the effective termination date; and (e) the Anthony Benefits Extension commencing on the effective termination date.

            If Mr. Anthony elects to terminate the Anthony Agreement, except for just cause, in connection with a change in control or if Mr. Anthony's position as Chief Operating Officer is terminated by the Company, each as described above, he is not entitled to a severance package. In addition, if the Company terminates the Anthony Agreement for just cause, Mr. Anthony is not entitled to a severance package.

            The Anthony Agreement will be deemed terminated on the 30th calendar day following the death or disability of Mr. Anthony, in which case the Company shall be obligated to provide a severance package to Mr. Anthony or his estate as follows, provided that Mr. Anthony is or was in compliance with the relevant terms and conditions of the Anthony Agreement: (a) a cash payment equating to an aggregate of 12 months, payable by the Company to Mr. Anthony within 14 calendar days of the effective termination date; (b) all Anthony Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Anthony Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; and (d) subject to applicable provisions of the Anthony Agreement, the Anthony Options Extension commencing on the effective termination date.

Katsumata Executive Employment Services Agreement

            On January 5, 2011, our Board of Directors approved the entering into an executive employment services agreement (the "Katsumata Agreement") with Mark Katsumata, our Secretary, Treasurer and Chief Financial Officer.

            Pursuant to the terms of the Katsumata Agreement, Mr. Katsumata will perform such duties and responsibilities as an executive employee as set out in the Katsumata Agreement. In consideration for Mr. Katsumata's services, we agreed to: (a) pay Mr. Katsumata a monthly fee in the amount of CAD$12,500; and (b) subject to applicable rules and policies of relevant regulatory authorities and applicable securities legislation and the Company's Stock Incentive Plan, grant to Mr. Katsumata incentive stock options to purchase not less than 217,500 common shares; at an exercise price of $1.50 per option share with respect to not less than 75,000 of the option shares, at an exercise price of $2.40 per option share with respect to not less than a further 75,000 of the option shares and at an exercise price of $2.43 per option share with respect to the balance of the option shares; and exercisable for a period of not less than ten years from the date of grant in each instance.

            The initial term of employment under the Katsumata Agreement ended on January 5, 2013 (such period, the "Initial Term"), but remains in effect because the Katsumata Agreement is subject to automatic renewal unless we provide written notice of an intention not to renew the Katsumata Agreement no later than 90 days prior to the end of the then-current term of the Katsumata Agreement. Mr. Katsumata may terminate the Katsumata Agreement upon 60 days prior written notice to the Company. The Katsumata Agreement provides that the Company may terminate Mr. Katsumata's employment without cause, in which event Mr. Katsumata will be entitled to continue to receive the compensation he would have been entitled to until the end of the Initial Term. In addition, either the Company or Mr. Katsumata may terminate the Katsumata Agreement for cause upon 14 days prior written notice under certain circumstances described in the Katsumata Agreement.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AS SET FORTH ABOVE. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

__________

PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

            Ernst & Young LLP, Chartered Accountants, have been selected as the independent registered public accountants of the Company for the fiscal year ending July 31, 2013. Ernst & Young LLP audited the Company's financial statements for our fiscal year ended July 31, 2012.

            Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions at the Annual Meeting.

            In the event ratification by the stockholders of the appointment of Ernst & Young LLP as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

            Aggregate fees for professional services rendered to us by our auditors are set forth below:
	Fiscal Year Ended July 31, 2012	Fiscal Year Ended July 31, 2011
Audit Fees	$422,157	$307,750
Audit-Related Fees	-	-
Tax Fees	$102,386	$67,000
Total	$524,544	$374,750

Audit Fees

            Audit fees consist of aggregate fees for professional services in connection with the audit of our annual financial statements, quarterly reviews of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees

            Audit-related fees consist of aggregate fees for assurance and related services related to the audit or review of our financial statements that are not reported under "Audit Fees" above.

Tax Fees

            Tax fees consist of aggregate fees for professional services for tax compliance, tax advice and tax planning.

All Other Fees

            Other than those described above, our auditors did not provide any other services.

Pre-Approval of Services by the Independent Auditor

            Our Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company's independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Ernst & Young LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Ernst & Young LLP which are not encompassed by the Audit Committee's annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by Ernst & Young LLP. The Audit Committee has approved all of the audit and permitted non-audit services performed by Ernst & Young LLP for the fiscal year ended July 31, 2012.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2013.

__________

PROPOSAL NUMBER THREE:

APPROVAL OF 2013 STOCK INCENTIVE PLAN

            We are seeking shareholder approval of the 2013 Stock Incentive Plan to authorize 2,000,000 additional shares for issuance pursuant to new awards, as described below.

Summary of 2013 Stock Incentive Plan

            On May 1, 2013, our Board of Directors authorized and approved the adoption of the Company's 2013 Stock Incentive Plan (the "2013 Stock Incentive Plan"), under which an aggregate of 10,905,128 of our shares may be issued, and which presently consists of 8,905,128 shares issuable pursuant to options previously granted under our prior stock incentive plans (as described below) and 2,000,000 additional shares that may be issued pursuant to awards that may be granted under the 2013 Stock Incentive Plan. The 2013 Stock Incentive Plan supersedes and replaces each of (i) the Company's 2006 Stock Incentive Plan, dated as originally ratified by the Board of Directors on October 10, 2006, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2008 (the "2006 Stock Incentive Plan"), and (ii) the Company's 2009 Stock Incentive Plan, dated as originally ratified by the Board of Directors on June 5, 2009, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 23, 2009, which was amended pursuant to an amendment thereto originally ratified by the Board of Directors on May 25, 2010, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 22, 2010 (the 2009 Stock Incentive Plan, as amended, the "2009 Stock Incentive Plan").

            Under the 2006 Stock Incentive Plan, an aggregate of 10,000,000 of our shares were authorized for issuance. Under the 2009 Stock Incentive Plan, an aggregate of 7,000,000 of our shares were authorized for issuance. As indicated above, all options or other awards granted under the 2006 Stock Incentive Plan and the 2009 Stock Incentive Plan that were outstanding and unexercised as of the date our Board of Directors authorized and approved the adoption of the 2013 Stock Incentive Plan are covered by the 2013 Stock Incentive Plan. As of May 1, 2013, a total of 8,905,128 options granted under the 2006 Stock Incentive Plan and the 2009 Stock Incentive Plan remained issued and unexercised. As stated above, the 2013 Stock Incentive Plan supersedes and replaces each of the Company's 2006 Stock Incentive Plan and 2009 Stock Incentive Plan, such that no further shares are issuable under either of such plans.

            The purpose of the 2013 Stock Incentive Plan is to enhance our long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants to acquire and maintain stock ownership in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

            The 2013 Stock Incentive Plan is to be administered by our Compensation Committee which shall determine, among other things: (a) the persons to be granted awards under the 2013 Stock Incentive Plan; (b) the number of shares or amount of other awards to be granted; and (c) the terms and conditions of the awards granted. The Company may issue restricted shares, options, stock appreciation rights, deferred stock rights and dividend equivalent rights, among others, under the 2013 Stock Incentive Plan. As indicated above, an aggregate of 10,905,128 of our shares may be issued pursuant to the grant of awards under the 2013 Stock Incentive Plan, which consists of 8,905,128 shares issuable pursuant to options previously granted under our 2006 Stock Incentive Plan and 2009 Stock Incentive Plan and 2,000,000 additional shares that may be issued pursuant to awards that may be granted under the 2013 Stock Incentive Plan.

            An award may not be exercised after the termination date of the award and may be exercised following the termination of an eligible participant's continuous service only to the extent provided by the administrator under the 2013 Stock Incentive Plan. If the administrator under the 2013 Stock Incentive Plan permits a participant to exercise an award following the termination of continuous service for a specified period, the award terminates to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever occurs first. In the event an eligible participant's service has been terminated for "cause", he or she shall immediately forfeit all rights to any of the awards outstanding.

            The foregoing summary of the 2013 Stock Incentive Plan is not complete and is qualified in its entirety by reference to the 2013 Stock Incentive Plan, a copy of which has been included as Schedule "A" to this Proxy Statement regarding this matter as filed electronically with the SEC, which is available under the Company's filings at www.sec.gov.

Federal Income Tax Consequences

            The United States federal income tax consequences to the Company and its eligible participants under the 2013 Stock Incentive Plan are complex and subject to change. The following discussion is a summary of the general rules applicable to awards granted under the 2013 Stock Incentive Plan to an eligible participant who performs services within the United States or is a United States citizen or resident. The tax consequences may be affected by various income tax treaties. Eligible participants under the 2013 Stock Incentive Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

            The Company has been advised that, based on the current provisions of the United States Internal Revenue Code, as amended (the "Code"), the federal income tax consequences of the grant, vesting and exercise of awards under the 2013 Stock Incentive Plan, and the subsequent disposition of shares of common stock acquired under the 2013 Stock Incentive Plan, are as described below. The following discussion addresses only the general federal income tax consequences of awards. Eligible participants in the 2013 Stock Incentive Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Code Section 409A is applicable, will comply with statute and the underlying agency guidance interpreting that section.

            In the case of an exercise of a non-qualified stock option or "SAR", the participant will recognize ordinary income in an amount equal to the difference between the option exercise price (or SAR grant price) and the fair market value of the Company's common stock on the exercise date. Likewise, in the case of a common law employer-employee relationship, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for the Federal Insurance Contributions Act ("FICA") and the Federal Unemployment Tax Act ("FUTA") purposes. This will require reporting and payment of Old Age Survivors and Disability Insurance ("OASDI"), assuming the FICA-OASDI taxable wage base has not been exceeded for the year of exercise, and Hospital Insurance. For awards issued to non-employees, the income from the exercise of the grant will be taxable as self-employment income and will therefore be subject to both federal and state income taxes as well as self-employment taxes to the individual.

            In the case of an incentive stock option, there is no tax liability at the time of exercise. However, the excess of the fair market value of the Company's common stock on the exercise date over the option exercise price is included in the eligible participant's income for purposes of the alternative minimum tax. If no disposition of the incentive stock option stock is made before the later of one year from the date of exercise or two years from the date the incentive stock option is granted, the eligible participant will realize a long-term capital gain or loss upon a sale of the stock equal to the difference between the option exercise price and the sale price (and the Company will not be entitled to deduct any gain for federal income tax purposes). If the stock is not held for the required period, it is considered to be a "disqualifying disposition", and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. The balance of any gain or loss will be treated as capital gain or loss (long-term or short-term, depending on whether the shares have been held for more than one year), and will not result in any additional deduction by the Company. FICA and FUTA taxes will not apply to any ordinary income or capital gain from the exercise of an incentive stock option, even in the case of a disqualifying disposition. Incentive stock options may only be issued to employees, and any options that are issued to non-employees are taxed as non-qualified stock options.

            In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is freely transferable or no longer subject to a substantial risk of forfeiture (less the amount, if any, paid for the shares). However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. As to stock grants that are not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the fair market value of the shares received (determined as of the date of receipt), less the amount, if any, paid for the shares. In an employee-employer relationship, the amounts the award holder includes as ordinary income from the grant of a restricted or unrestricted stock award are subject to FICA and FUTA. The Company will also be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

            Recipients of grants of restricted stock units, deferred stock units or dividend equivalents (collectively, "deferred awards") will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt, or if later, when such shares are no longer subject to a substantial risk of forfeiture) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. To the extent that an award is considered as an award of deferred compensation, it will be likely, under application of the "special timing rule", that its present value will be treated for employment tax purposes as wages and FICA and FUTA will be assessed at the later of the date of the performance of services or the elimination of a substantial risk of forfeiture for entitlement to the benefit. The Company will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, the holder's tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

            Subject to the usual rules concerning reasonable compensation (including the Company's obligation to withhold or otherwise collect certain income and payroll taxes), and subject to the limits under Section 162(m) of the Code described below, the Company will generally be allowed an income tax deduction simultaneous with, and equal to, the ordinary income recognized by the participant. The Company does not receive an income tax deduction as a result of the exercise of an incentive stock option, provided that the incentive stock option stock is held for the required period as described above.

            The Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options and SARs granted under the 2013 Stock Incentive Plan is qualified performance-based compensation and, therefore, not subject to the deduction limit.

            Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the alternative minimum tax only), a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period (unless a special election is made by the recipient pursuant to Section 83(b) of the Code to recognize income as of the date the shares are received).

Information Regarding Plans Not Subject to Security Holder Action

            As indicated above, as of July 31, 2012, we had two equity compensation plans, the 2006 Stock Incentive Plan and the 2009 Stock Incentive Plan. We are seeking shareholder approval of the 2013 Stock Incentive Plan, as described above. The table set forth below presents information relating to our existing equity compensation plans as of July 31, 2012:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Weighted Average Remaining Term of Outstanding Options, Warrants and Rights (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
Equity Compensation Plans Approved by Security Holders (2006 and 2009 Stock Incentive Plans)	9,471,750(1)	$1.92	6.54 years	53,790
Equity Compensation Plans Not Approved by Security Holders	500,000(2)	$1.00	3.58 years	Nil
Total	9,971,750	$1.87	6.39 years	53,790

Notes:

(1)       Excludes 48,748 non-compensatory options and 38,773 non-compensatory broker options issued as merger consideration in connection with the acquisition of Cue Resources Ltd. on March 30, 2012 and outstanding on July 31, 2012, which were not issued pursuant to, and are not subject to the terms and conditions of, the Company's Stock Incentive Plans.

(2)       Represents 500,000 shares of our common stock to be issued upon the exercise of 500,000 compensatory warrants issued on March 1, 2006 pursuant to a consulting services agreement. The Company has not issued any other compensatory warrants since March 1, 2006, and no other compensatory warrants were outstanding as of July 31, 2012.

            The table set forth below presents information relating to our existing equity compensation plans as of April 30, 2013:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Weighted Average Remaining Term of Outstanding Options, Warrants and Rights (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
Equity Compensation Plans Approved by Security Holders (2006 and 2009 Stock Incentive Plans)	8,905,128(1)	$1.99	6.01 years	198,063
Equity Compensation Plans Not Approved by Security Holders	500,000(2)	$1.00	2.84 years	Nil
Total	9,405,128	$1.94	5.84 years	198,063

Notes:
(1)       Excludes 48,748 non-compensatory options issued as merger consideration in connection with the acquisition of Cue Resources Ltd. on March 30, 2012 and outstanding on April 30, 2013, which were not issued pursuant to, and are not subject to the terms and conditions of, the Company's Stock Incentive Plans.

(2)       Represents 500,000 shares of our common stock to be issued upon the exercise of 500,000 compensatory warrants issued on March 1, 2006 pursuant to a consulting services agreement. The Company has not issued any other compensatory warrants since March 1, 2006, and no other compensatory warrants were outstanding as of April 30, 2013.

The Company had 85,501,259 shares of common stock outstanding as of April 30, 2013.

            In addition, as of the Company's quarter ended April 30, 2013, and its fiscal year ended July 31, 2012, the Company's overhang and burn rates were as follows:

Rate	Description	April 30, 2013	July 31, 2012
Overhang	Overhang is defined as all compensatory warrants outstanding and all compensatory stock options outstanding, divided by the number of total shares outstanding(1)	11.00%(2)	11.73%(3)
Burn Rate	Burn rate is defined as the total number of compensatory stock options and share-based awards issued in the fiscal year, divided by the number of weighted-average shares outstanding	-	1.82%(3)

Notes:

(1)       The Company has not issued any compensatory warrants since March 1, 2006.

(2)       Excludes 48,748 non-compensatory options issued as merger consideration in connection with the acquisition of Cue Resources Ltd. on March 30, 2012 and outstanding on April 30, 2013, which were not issued pursuant to, and are not subject to the terms and conditions of, the Company's Stock Incentive Plans.

(3)       Excludes 48,748 non-compensatory options and 38,773 non-compensatory broker options issued as merger consideration in connection with the acquisition of Cue Resources Ltd. on March 30, 2012 and outstanding on July 31, 2012, which were not issued pursuant to, and are not subject to the terms and conditions of, the Company's Stock Incentive Plans.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE THE 2013 STOCK INCENTIVE PLAN.

__________

PROPOSAL NUMBER FOUR:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

            In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company's shareholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers as described in this Proxy Statement in accordance with the SEC's compensation disclosure rules. This Proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

            In consideration of the fiscal 2010 advisory vote by our shareholders on the frequency of "say-on-pay" votes, our Board of Directors has determined to hold such votes on an annual basis until the next vote on the frequency of "say-on-pay" votes. Accordingly, the next "say-on-pay" votes will be held at the Company's 2014 annual meeting of stockholders.

            The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders' concerns and will share them with the Compensation Committee which will evaluate whether any actions are necessary to address those concerns.

            The key points of our 2012 executive compensation program are set forth in the "Executive Compensation" section beginning on page 17 of this Proxy Statement.

            We believe that the information provided above and within the "Executive Compensation" section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our stockholders' interests to support long-term value creation. Accordingly, our Company is asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the Company's shareholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Shareholders."

            Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the Proposal. Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal. However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

__________

FUTURE STOCKHOLDER PROPOSALS

            Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2014 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company's principal offices by the Corporate Secretary of the Company no later than February 7, 2014. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

            A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2014 must submit such proposal to the Company on or before April 23, 2014, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

            We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our Company.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani
Amir Adnani
President, Chief Executive Officer and a director

Dated:   June 7, 2013.

__________

URANIUM ENERGY CORP. 500 NORTH SHORELINE BOULEVARD SUITE 800N CORPUS CHRISTI, TEXAS 78401 U.S.A.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.
Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS   PROXY   CARD   IS   VALID   ONLY   WHEN   SIGNED   AND   DATED

The Board of Directors recommends a vote FOR the election of directors.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.	┐
	☐	☐	☐	____________________________

1.				Election of Directors Nominees
01 Amir Adnani	02 Alan P. Lindsay	03 Harry L. Anthony		04 Ivan Obolensky	05 Vincent Della Volpe
06 David Kong	07 Katharine Armstrong

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.				For	Against	Abstain
2	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.			☐	☐	☐
3	To approve the Company's 2013 Stock Incentive Plan.			☐	☐	☐
4	To approve, on a non-binding advisory basis, the compensation of our named executive officers.			☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change / comments, mark here.                                               ☐
(see reverse for instructions)

Please, sign exactly as your name(s) appear(s) hereon. When signing as attorney executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date		Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are
available at www.proxyvote.com.

ANNUAL MEETING OF STOCKHOLDERS OF
URANIUM ENERGY CORP.
Being held on Wednesday, July 24, 2013

The undersigned hereby appoints Amir Adnani (President, Chief Executive Officer and a director of the Company) and Thomas J. Deutsch, of McMillan LLP (legal counsel to the Company) as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Uranium Energy Corp. held of record by the undersigned on May 28, 2013, at the Annual Meeting of Stockholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7 on Wednesday, July 24, 2013 at 11:00 a.m. (Vancouver time) or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 and 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address change / comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

Schedule "A"

2013 STOCK INCENTIVE PLAN

The Company's 2013 Stock Incentive Plan is attached hereto.

__________

__________

2013 STOCK INCENTIVE PLAN

For:

URANIUM ENERGY CORP.

Dated May 1, 2013

__________

URANIUM ENERGY CORP.

2013 STOCK INCENTIVE PLAN

1.              PURPOSE

1.1            The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Uranium Energy Corp. (the "Company") by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

1.2            This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

1.3            This Plan supersedes, replaces and is in substitution for each of (a) the Company's "2006 Stock Incentive Plan", dated as originally ratified by the Board of Directors of the Company on October 10, 2006, as was ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2008, and (b) the Company's "2009 Stock Incentive Plan", dated as originally ratified by the Board of Directors of the Company on June 5, 2009, as was ratified by the shareholders of the Company at the Company's annual general meeting held on July 23, 2009, which 2009 Stock Incentive Plan was subsequently amended dated as ratified by the Board of Directors of the Company on May 25, 2010, as was ratified by the shareholders of the Company at the Company's annual general meeting held on July 22, 2010. Any options that were granted under the 2006 Stock Incentive Plan and/or the 2009 Stock Incentive Plan that are outstanding as of the date hereof are covered by this Plan.

2.              DEFINITIONS

2.1            As used herein, the following definitions shall apply:

(a)       "Administrator" means the Committee or otherwise the Board;

(b)       "Affiliate" and "Associate" have the meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act;

(c)       "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

(d)       "Award" means the grant of an Option, SAR, Restricted Stock, unrestricted Shares, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan;

(e)       "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

(f)       "Board" means the Board of Directors of the Company;

(g)       "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

(i)       refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii)      unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii)     performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(iv)      dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v)       commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

(h)       "Change of Control" means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

(i)       the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept;

(ii)      a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

(iii)     the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

(iv)      approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

Notwithstanding the foregoing, the following transactions shall not constitute a "Change of Control":

(i)       the closing of any public offering of the Company's securities pursuant to an effective registration statement filed under the United States Securities Act of 1933, as amended;

(ii)      the closing of a public offering of the Company's securities through the facilities of any stock exchange; or

(iii)     with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a "change in the ownership", a "change in the effective control" or a "change in the ownership of a substantial portion of the assets of the corporation" as defined under Section 409A of the Code and Treasury guidance formulated thereunder, which guidance currently provides that:

(A)       a change in ownership of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already own more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership;

(B)       a change in the effective control of a corporation generally shall be deemed to have occurred if within a 12-month period either:

(I)       any one person or more than one person acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation; or

(II)      a majority of the members of the corporation's board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election; and

(C)       a change in the ownership of a substantial portion of the corporation's assets generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation's assets immediately prior to such acquisition. The gross fair market value of assets is determined without regard to any liabilities;

(i)       "Code" means the United States Internal Revenue Code of 1986, as amended;

(j)       "Committee" means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan; provided, however, that:

(i)       the Committee shall consist of two or more members of the Board;

(ii)      the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Company, Section 162(m) of the Code, respectively, are applicable;

(iii)     the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements set forth in Section 2.1(j)(ii) shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan; and

(iv)      members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board;

(k)       "Common Stock" means the common stock of the Company;

(l)       "Company" means Uranium Energy Corp., a Nevada corporation;

(m)       "Consultant" means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

(n)       "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least 36 months, or (ii) have been Board members for less than 36 months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

(o)       "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 calendar days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

(p)       "Corporate Transaction" means any of the following transactions:

(i)       a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii)       the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii)     any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

(q)       "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code;

(r)       "Deferred Stock Units" means Awards that are granted to Directors and are subject to the additional provisions set out in Subpart A which is attached hereto and which forms a material part hereof;

(s)       "Director" means a member of the Board or the board of directors of any Related Entity;

(t)       "Disability" or "Disabled" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability or Disabled shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder;

(u)       "Disinterested Shareholder Approval" means approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting, excluding votes attached to shares beneficially owned by Insiders;

(v)       "Eligible Participant" means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

(w)       "Employee" means any person who is a full-time or part-time employee of the Company or any Related Entity;

(x)       "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(y)       "Fair Market Value" means, as of any date, the value of a Share determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

(i)       Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five days prior to the date the Board approves the grant of the Award. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted. If the rules of any applicable stock exchange or system require a different method of calculating Fair Market Value, then such method as required by those rules shall be used;

(ii)      Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted;

(iii)     No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants; (B) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any; and (C) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry;

(iv)      Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations; or

(v)       Non-Publicly Traded Stock. For non-publicly traded stock, the Fair Market Value of the Common Stock at the Grant Date based on an average of the Fair Market Values as of such date set forth in the opinions of completely independent and well-qualified experts (the Eligible Participant's status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the Fair Market Value of the Common Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations);

(z)       "Grantee" means an Eligible Participant who receives an Award pursuant to an Award Agreement;

(aa)       "Grant Date" means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied;

(bb)       "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code;

(cc)       "Insider" means:

(i)       a Director or Senior Officer of the Company;

(ii)      a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

(iii)     a person that has

(A)       direct or indirect beneficial ownership of,

(B)       control or direction over, or

(C)       a combination of direct or indirect beneficial ownership of and control or direction over,

securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv)      the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

(dd)       "Named Executive Officer" means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of Covered Employees as defined;

(ee)       "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option;

(ff)       "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder;

(gg)       "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

(hh)       "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

(ii)       "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code;

(jj)       "Plan" means this 2013 Stock Incentive Plan as amended from time to time;

(kk)       "Related Entity" means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly;

(ll)       "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity;

(mm)       "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

(nn)       "Restricted Stock Unit" means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

(oo)       "Restriction Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

(pp)       "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock;

(qq)       "SEC" means the United States Securities and Exchange Commission;

(rr)       "Senior Officer" means:

(i)       the chair or vice chair of the Board, the president, the chief executive officer, the chief financial officer, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

(ii)      any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(rr)(i) above; and

(iii)     the five highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(rr)(i) or 2.1(rr)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

(ss)       "Share" means a share of the Common Stock; and

(tt)       "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.              STOCK SUBJECT TO THE PLAN

              Number of Shares Available

3.1

(a)       Subject to the provisions of Section 18, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under this Plan is 10,905,128 (the "Maximum Number"). The Maximum Number includes (i) 8,905,128 Shares issuable pursuant to Options previously granted under the Company's 2006 Stock Incentive Plan and 2009 Stock Incentive Plan and outstanding as of the date of this Plan as first written above, which Options are covered by this Plan, and (ii) 2,000,000 additional Shares that may be issued pursuant to Awards to be granted under this Plan. Refer to Section 29 for Reservation of Shares. For the purposes of calculating the Maximum Number of Shares that may be issued pursuant to all Awards: (i) every one (1) Share issuable pursuant to the exercise of an Option or SAR shall count as one (1) Share; and (ii) every one (1) Share underlying Restricted Stock, an unrestricted Share, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan shall count as two (2) Shares.

(b)       Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that Shares covered by an Award (or portion of an Award) which is forfeited, cancelled, expired or settled in cash (which cash settlement is only available with respect to Shares or in-the-money Options or SARs) shall be deemed not to have been issued for the purposes of determining the Maximum Number of Shares which may be issued under the Plan. For the avoidance of doubt: (i) the Company shall not return to the Plan any Shares tendered for the exercise of any Award under the Plan; (ii) Shares withheld to satisfy a Grantee's tax withholding obligations shall be deemed to have been issued under the Plan for the purposes of determining the Maximum Number of Shares; (iii) the gross (not net) number of Shares that are issued pursuant to the exercise of an Award shall be deemed to have been issued under the Plan for the purposes of determining the Maximum Number of Shares; and (iv) if any stock-settled SARs are exercised, the aggregate number of Shares subject to such SARs shall be deemed issued under the Plan for the purposes of determining the Maximum Number of Shares.

(c)       However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of beneficial ownership pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

              Shares to Insiders

3.2            Subject to Section 15.1(b) and 15.1(c), no Insider of the Company is eligible to receive an Award where:

(a)       the Insider is not a Director or Senior Officer of the Company;

(b)       any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

(i)       the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 50% of the outstanding issue of Common Stock; or

(ii)      the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 50% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

              Limitations on Award

3.3            Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits (the "Award Limits") shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this Plan:

(a)       Options and SARs. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 18), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Grantee shall be 1,000,000; all of which may be granted as Incentive Stock Options); and

(b)       Other Awards. The maximum aggregate grant with respect to Awards of Restricted Stock, unrestricted Shares, Restricted Stock Units and Deferred Stock Units (or used to provide a basis of measurement for or to determine the value of Restricted Stock Units and Deferred Stock Units) in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be 1,000,000.

4.              ADMINISTRATION

              Authority of Plan Administrator

4.1            Authority to control and manage the operation and administration of this Plan shall be vested in the Administrator.

              Powers of the Administrator

4.2            Subject to Applicable Laws and the provisions of the Plan or subplans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

(a)       to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

(b)       to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

(c)       to determine whether and to what extent Awards are granted hereunder;

(d)       to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(e)       to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

(f)       to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price based on the Fair Market Value of the same, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(g)       to amend the terms of any outstanding Award granted under the Plan (other than the exercise price of outstanding Awards), provided that any amendment that would adversely affect the Grantee's rights under an existing Award shall not be made without the Grantee's consent unless as a result of a change in Applicable Law;

(h)       to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

(i)       to, subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

(j)       to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(k)       to further define the terms used in this Plan;

(l)       to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(m)       to provide for rights of refusal and/or repurchase rights;

(n)       to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

(o)       to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(p)       to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

              Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), (i) the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, and (ii) outstanding Options or SARs may not be cancelled, exchanged, bought out or surrendered in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, in each of cases (i) or (ii) without stockholder approval.

              Effect of Administrator's Decision

4.3            All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan. In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

              Action by Committee

4.4            Except as otherwise provided by committee charter or other similar corporate governance documents, for the purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

              Limitation on Liability

4.5            To the extent permitted by applicable law in effect from time to time, no member of the Administrator shall be liable for any action or omission of any other member of the Administrator nor for any act or omission on the member's own part, excepting only the member's own wilful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Administrator in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Administrator arising with respect to this Plan or administration thereof or out of membership on the Administrator or by the Company, or all or any combination of the preceding, provided, the member was acting in good faith, within what such member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Administrator, and the term "person" as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.              ELIGIBILITY

              Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6.              AWARDS

              Type of Awards

6.1            The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of:

(a)       Shares, including unrestricted Shares;

(b)       Options;

(c)       SARs or similar rights with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions;

(d)       any other security with the value derived from the value of the Shares, such as Restricted Stock and Restricted Stock Units;

(e)       Deferred Stock Units;

(f)       Dividend Equivalent Rights, as defined in Section 13; or

(g)       any combination of the foregoing.

              Designation of Award

6.2            Each type of Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. Refer to Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7.              GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

              Grant of Options

7.1

(a)       One or more Options may be granted to any Eligible Participant. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted. The Shares underlying a grant of an Option may be in the form of Restricted Stock or unrestricted Stock.

(b)       Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

(c)       The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

              General Terms and Conditions

7.2            Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

(a)       Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule;

(b)       Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the Grant Date (five years in the case of an Incentive Stock Option when the Optionee beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a "Ten Percent Stockholder"), as determined with reference to Rule 13d-3 of the Exchange Act), and shall be subject to earlier termination as hereinafter provided;

(c)       Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted, at such Exercise Price as may be determined by the Administrator in the Administrator's sole and absolute discretion; provided, however, that the Exercise Price may not be less than 100% of the Fair Market Value of the Shares on the Grant Date with respect to any Options which are granted and, provided further, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 16 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date, to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(d)       Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased;

(e)       Exercise After Certain Events.

(i)       Termination of Continuous Services.

(A)       Options.

(I)       Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Services with the Company or a Subsidiary, vested Options held at the date of such termination may be exercised, in whole or in part, either (i) at any time within three months after the date of such termination, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior to the date of such termination (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

(II)       Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Services), the Grantee need not exercise an Incentive Stock Option within either of the termination periods provided for immediately hereinabove but shall be entitled to exercise, in whole or in part, either (i) at any time within three months after the then date of termination of Continuous Services to the Company or a Subsidiary, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior to the date of such then termination of Continuous Services to the Company or the Subsidiary (one year in the event of Disability or death) (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)). However, if the Grantee does not exercise within three months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

(B)       Disability and Death. If a Grantee becomes Disabled while rendering Continuous Services to the Company or a Subsidiary, or dies while employed by the Company or Subsidiary or within three months thereafter, vested Options then held may be exercised by the Grantee, the Grantee's personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

              Limitations on Grant of Incentive Stock Options

7.3

(a)       Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000. For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(b)       Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

(c)       Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8.              RESTRICTED STOCK AWARDS

              Grant of Restricted Stock Awards

8.1            Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. The restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (Refer to Performance Goals, Section 14.4). All awards of Restricted Stock shall be evidenced by Award Agreements.

              Consideration

8.2            Restricted Stock may be issued in connection with:

(a)       Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)       Purchase Price. A purchase price, as specified in the Award Agreement related to such Restricted Stock, equal to not less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock on the date of issuance.

              Voting and Dividends

8.3            Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

              Forfeiture

8.4            In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock. Notwithstanding the foregoing, the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock, provided such waiver is in accordance with the Applicable Laws.

              Certificates for Restricted Stock

8.5            Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (Refer to Escrow; Pledge of Shares, Section 23) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9.              UNRESTRICTED STOCK AWARDS

              The Administrator may, in its sole discretion, grant (or sell at not less than 100% of the Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan.

10.            RESTRICTED STOCK UNITS

              Grant of Restricted Stock Units

10.1          Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock Units to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. These restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (Refer to Performance Goals, Section 14.4). All awards of Restricted Stock Units shall be evidenced by Award Agreements.

              Number of Restricted Stock Units

10.2          The Award Agreement shall specify the number of Share equivalent units granted and such other provisions as the Administrator determines.

              Consideration

10.3          Restricted Stock Units may be issued in connection with:

(a)       Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)       Purchase Price. A purchase price as specified in the Award Agreement related to such Restricted Stock Units, equal to not less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock Units on the date of issuance.

              No Voting Rights

10.4          The holders of Restricted Stock Units shall have no rights as stockholders of the Company.

              Dividend Equivalency

10.5          The Administrator, in its sole and absolute discretion, may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit. (Refer to Section 13, Dividend Equivalent Right). Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.

              Creditor's Rights

10.6          A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

              Settlement of Restricted Stock Units

10.7          Each Restricted Stock Unit shall be paid and settled by the issuance of Restricted Stock or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)       a specific date or date determinable by a fixed schedule;

(b)       upon the Eligible Participant's termination of Continuous Services to the extent the same constitutes a separation from services for purposes of Section 409A of the Code except that if an Eligible Participant is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)       as a result of the Eligible Participant's death or Disability; or

(d)       in connection with or as a result of a Change of Control in compliance with Section 409A of the Code.

              Forfeiture

10.8          Upon failure to satisfy any requirement for settlement as set forth in the Award Agreement, including failure to satisfy any restriction period or performance objective, any Restricted Stock Units held by the Grantee shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to receive dividends with respect to the Restricted Stock Units.

11.            DIRECTOR SHARES AND DIRECTOR DEFERRED STOCK UNITS

              The grant of Awards of Shares to Directors and the election by Directors to defer the receipt of the Awards of Shares (the "Deferred Stock Units") shall be governed by the provisions of Subpart A which is attached hereto. The provisions of Subpart A are attached hereto as part of this Plan and are incorporated herein by reference.

12.            STOCK APPRECIATION RIGHTS

              Awards of SARs

12.1          A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 12.4 below, for services rendered to the Company. A SAR may be awarded pursuant to an Award Agreement that shall be in such form (which need not be the same for each Grantee) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Grantee to Grantee and between groups of Grantees, and may be based upon performance objectives (Refer to Performance Goals in Section 14.4).

              Term

12.2          The term of a SAR shall be set forth in the Award Agreement as determined by the Administrator.

              Exercise

12.3          A Grantee desiring to exercise a SAR shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Grantee desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator. Upon receipt of the notice from the Grantee, subject to the Administrator's election to pay cash as provided in Section 12.4 below, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 12.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 12 as the "exercise date".

              Number of Shares or Amount of Cash

12.4          Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR shall be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR; by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

              Effect of Exercise

12.5          A partial exercise of a SAR shall not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

              Forfeiture

12.6          In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety.

13.            DIVIDEND EQUIVALENT RIGHT

              A dividend equivalent right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the dividend equivalent right (or other Award to which it relates) if such Shares had been issued to and held by the recipient (a "Dividend Equivalent Right"). A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Right shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single instalment or instalments, all determined in the sole discretion of the Administrator. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

14.            TERMS AND CONDITIONS OF AWARDS

              In General

14.1          Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

              Term of Award

14.2          The term of each Award shall be the term stated in the Award Agreement.

              Transferability

14.3

(a)       Limits on Transfer. No right or interest of a Grantee in any unexercised or restricted Award may be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of by a Grantee other than by the laws of descent and distribution or, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Administrator may (but need not) permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

(b)       Beneficiaries. Notwithstanding Section 14.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

              Performance Goals

14.4          In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

              In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 calendar days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

              Acceleration and Lapse of Restrictions

14.5          The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), in the event of a dissolution or liquidation of the Company, or a Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation, accelerate the time within which outstanding Awards may be exercised, provided that no outstanding unvested Awards shall vest prior to the effectiveness of such dissolution or liquidation of the Company or Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation. If there is a Change of Control, all outstanding unvested Awards shall fully vest immediately upon, but not prior to, the effectiveness of such a Change of Control. Refer to Section 19.

              The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, as of such date as the Administrator may, in its sole discretion, declare.

              The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 14.5.

              Compliance with Section 162(m) of the Code

14.6          Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

              Compliance with Section 409A of the Code

14.7          Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

              Section 280G of the Code

14.8          Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

              Exercise of Award Following Termination of Continuous Service

14.9          An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement. Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

              Cancellation of Awards

14.10        In the event a Grantee's Continuous Services has been terminated for "Cause", he or she shall immediately forfeit all rights to any and all Awards outstanding. The determination that termination was for Cause shall be final and conclusive. In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee's behalf. Should any provision to this Section 14.10. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 14, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

15.            ADDITIONAL TERMS FOR SO LONG AS THE SHARES ARE LISTED ON A STOCK EXCHANGE

15.1          For so long as the Shares are listed on a stock exchange, and to the extent required by the rules of such stock exchange, the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

(a)       the exercise price of an Award must not be lower than 100% of the Fair Market Value (without discount) of the Shares on the stock exchange at the time the Award is granted;

(b)       the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the Company's total issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval; and

(c)       the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval.

16.            PAYMENT FOR SHARE PURCHASES

              Payment

16.1          Payment for Shares purchased pursuant to this Plan may be made:

(a)       Cash. By cash, cashier's check or wire transfer or, at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

(b)       Surrender of Shares. By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares);

(c)       Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a =            net Shares to be issued to Grantee;

b =            number of Awards being exercised;

c =            Fair Market Value of a Share; and

d =            Exercise price of the Awards; or

(d)       Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

              Combination of Methods

16.2          By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

17.            WITHHOLDING TAXES

              Withholding Generally

17.1          Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a deemed net-stock exercise, the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award. When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

              Stock for Withholding

17.2          To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any withholding tax, in whole or in part, with Shares up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six months, unless the delivery of Shares is otherwise exempt from Section 16 of the Exchange Act. A Grantee who has made an election pursuant to this Section 17.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

18.            ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

              In General

18.1          Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

              Company's Right to Effect Changes in Capitalization

18.2          The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

19.            CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

              Company is Not the Survivor

19.1          Subject to Section 19.3 and except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation (a) to cancel each outstanding in-the-money Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction, Change of Control or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

              In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator may accelerate the time within which each outstanding Award may be exercised, provided that no outstanding unvested Awards shall vest prior to the effectiveness of such dissolution or liquidation of the Company or Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation.

              The Administrator shall also have the authority:

(a)       to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify; and

(b)       to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change of Control or Related Entity Disposition.

              Effective upon the consummation of a Corporate Transaction, Change of Control or Related Entity Disposition governed by this Section 19.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

              Company is the Survivor

19.2          In the event of a Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

              Change of Control

19.3          If there is a Change of Control, all outstanding unvested Awards shall fully vest immediately upon, but not prior to, the effectiveness of such a Change of Control.

20.            PRIVILEGES OF STOCK OWNERSHIP

              No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee. After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Grantee may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

21.            RESTRICTION ON SHARES

              At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Grantee not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares' Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

22.            CERTIFICATES

              All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

23.            ESCROW; PLEDGE OF SHARES

              To enforce any restrictions on a Grantee's Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

24.            SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

              Compliance With Applicable Law

24.1          An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

              During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

              Investment Representation

24.2          As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

25.            NO OBLIGATION TO EMPLOY

              Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee's employment or other relationship at any time, with or without Cause.

26.            EFFECTIVE DATE AND TERM OF PLAN

              This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten years unless sooner terminated.

27.            SHAREHOLDER APPROVAL

              This Plan shall be subject to approval by the shareholders of the Company within 12 months from the date the Plan is adopted by the Company's Board for any and all intended Incentive Stock Options granted hereunder. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under this Plan prior to approval by the shareholders, however, until such approval is obtained, all Option Awards granted under this Plan shall be deemed Non-Qualified Stock Options. In the event that shareholder approval is not obtained within the 12 month period provided above, all Incentive Stock Option Awards previously granted under this Plan shall be deemed Non-Qualified Stock Options.

28.            AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

              The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Shareholder approval shall be required for the following types of amendments to this Plan: (i) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation; or (ii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favourable to Grantees.

              Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

              Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided, however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

              Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable: (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations; or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

              Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan: (i) to make amendments which are of a "housekeeping" or clerical nature; (ii) to change the vesting provisions of an Award granted hereunder, as applicable; (iii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date of such Award; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

29.            RESERVATION OF SHARES

              The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

              The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; or Shares forfeited back to the Plan.

              The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

30.            BUYOUT OF AWARDS

              Subject to Section 4.2 hereof, the Administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

31.            APPLICABLE TRADING POLICY

              The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or "blackout" periods.

32.            GOVERNING LAW

              The Plan shall be governed by the laws of the State of Nevada; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

33.            MISCELLANEOUS

              Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

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SUBPART A

STOCK AND DEFERRED STOCK UNITS FOR ELIGIBLE DIRECTORS

A.            Stock Award. The Administrator shall pay Eligible Remuneration to each Director pursuant to an Award Agreement.

B.            Election. Further, the Administrator may, in its sole discretion, permit each Eligible Director to receive all or any portion of his Eligible Remuneration during the Remuneration Period in the form of Deferred Stock Units under this Plan (an "Election"). All deferrals pursuant to such an Election shall be evidenced by an Award Agreement.

              For purposes of this Subpart A, the following definitions shall apply:

"Annual Retainer" for a particular Director means the retainer (including any additional amounts payable for serving as lead Director or on any committee of the Board), payable to that Director for serving as a Director for the relevant Remuneration Period, as determined by the Board;

"Attendance Fee" means amounts payable annually to a Director as a Board meeting attendance fee or a committee meeting attendance fee, or any portion thereof;

"Canadian Director" means a Director who is a resident of Canada for the purposes of the Canadian Tax Act, and whose income from employment by the Company or Related Entity is subject to Canadian income tax, notwithstanding any provision of the Canada-United States Income Tax Convention (1980), as amended;

"Canadian Tax Act" and "Canadian Tax Regulations" means respectively the Income Tax Act (Canada), as amended and the Income Tax Regulation promulgated thereunder, as amended;

"Deferred Stock Unit" means a right granted by the Company to an Eligible Director to receive, on a deferred payment basis, Shares under this Plan;

"Eligible Director" is any Director of this Company or Related Entity that the Administrator determines is eligible to elect to receive Deferred Stock Units under this Plan;

"Eligible Remuneration" means all amounts payable to an Eligible Director in Shares, including all or part of amounts payable in satisfaction of the Annual Retainer, Attendance Fees or any other fees relating to service on the Board which are payable to an Eligible Director or in satisfaction of rights or property surrendered by an Eligible Director to the Company; it being understood that the amount of Eligible Remuneration payable to any Eligible Director may be calculated by the Administrator in a different manner than Eligible Remuneration payable to another Eligible Director in its sole and absolute discretion;

"Prescribed Plan or Arrangement" means a prescribed plan or arrangement as defined in s.6801(d) of the Canadian Tax Regulation;

"Remuneration Period" means, as applicable, (a) the period commencing on the Effective Date of this Plan and ending on the last day of the calendar year in which the Effective Date occurs; and (b) thereafter each subsequent calendar year, or where the context requires, any portion of such period; and

"Salary Deferral Arrangement" means a salary deferral arrangement as defined in the Canadian Tax Act.

1.            Election. An Eligible Director who desires to defer receipt of all or a portion of his or her Eligible Remuneration in any calendar year shall make such election in writing to the Company specifying:

(a)       the dollar amount or percentage of Eligible Remuneration to be deferred; and

(b)       the deferral period.

              Otherwise, such election must be made before the first day of the calendar year in which the Eligible Remuneration shall be payable, however a newly appointed Eligible Director shall be eligible to defer payment of future Eligible Remuneration by providing written election to the Company within 30 calendar days of his or her appointment to the Board of Directors. The elections made pursuant to this Section shall be irrevocable with respect to Eligible Remuneration to which such elections pertain and shall also apply to subsequent Eligible Remuneration payable in future calendar years unless such Eligible Director notifies the Company in writing, before the first day of the applicable calendar year, that he or she desires to change such election.

              If the Eligible Director does not timely deliver an election in respect of a particular Remuneration Period, the Eligible Director will receive the Eligible Remuneration as provided for in the Award Agreement.

2.            Determination of Deferred Stock Units. The Company will maintain a separate account for each Eligible Director to which it will quarterly credit at the end of March, June, September and December, or as otherwise determined by the Administrator, the Deferred Stock Units granted to the Eligible Director for the relevant Remuneration Period. The number of Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) to be credited to an account for an Eligible Director will be determined on the date approved by the Administrator by dividing the appropriate amount of Eligible Remuneration to be deferred into Deferred Stock Units by the Fair Market Value on that date.

3.            No Voting Rights. The holders of Deferred Stock Units shall have no rights as stockholders of the Company.

4.            Dividend Equivalency. The Company will, on any date on which a cash or stock dividend is paid on its outstanding Shares, credit to each Eligible Director's account that number of additional Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) calculated by (i) multiplying the amount of the dividend per Share by the number of Deferred Stock Units in the account as of the record date for payment of the dividend, and (ii) dividing the amount obtained by the Fair Market Value on the date on which the dividend is paid. (See Section 13 of the Plan, Dividend Equivalent Right).

5.            Eligible Director's Account. A written confirmation of the balance in each Eligible Directors' Account will be sent by the Company to the Eligible Director upon request of the Eligible Director.

6.            Creditor's Rights. A holder of Deferred Stock Units shall have no rights other than those of a general creditor of the Company. Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and condition of the applicable Award Agreement.

7.            Settlement of Deferred Stock Units. Subject to Section 8, each Deferred Stock Unit shall be paid and settled by the issuance of Restricted or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)       a specific date or date determinable by a fixed schedule;

(b)       upon the Eligible Director's termination of Continuous Services to the extent the same constitutes a separation from services for the purposes of Section 409A of the Code except that if an Eligible Director is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)       as a result of the Eligible Director's death or Disability; or

(d)       in connection with or as a result of a Change of Control in compliance with 409A of the Code.

              The Company will issue one Share for each whole Deferred Stock Unit credited to the Eligible Director's account (net of any applicable withholding tax as provided for in this Plan). Such payment shall be made by the Company as soon as reasonably possible following the settlement date. Fractional Shares shall not be issued, and where the Eligible Director would be entitled to receive a fractional Shares in respect of any fractional Deferred Stock Unit, the Company shall pay to such Eligible Director, in lieu of such fractional Shares, cash equal to the Fair Market Value of such fractional Shares calculated as of the day before such payment is made, net of any applicable withholding tax.

8.            Canadian Directors. If a Deferred Stock Unit granted to an Eligible Director who is a Canadian Director would otherwise constitute a Salary Deferred Arrangement, the Award Agreement pertaining to that Deferred Stock Unit shall contain such other or additional terms as will cause the Deferred Stock Unit to be a Prescribed Plan or Arrangement.

9.            Issuance of Stock Certificates. A stock certificate or certificates shall be registered and issued in the name of the holder of Deferred Stock Units and delivered to such holder as soon as practicable after such Deferred Stock Units have become payable or satisfied in accordance with the terms of the Plan.

10.          Non-Exclusivity. Nothing in this Subpart A shall prohibit the Administrator from making discretionary Awards to Eligible Directors pursuant to the other provisions of this Plan or outside this Plan, not otherwise inconsistent with these provisions.

11.          Defined Terms. Capitalized terms used in this Subpart A and not defined herein have the meaning given in the Plan.

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